Exhibit 10.3

中國信託銀行
CTBC BANK

中國信託法人金融
CTBC CORPORATE BANKING

銀行授信綜合額度契約暨總約定書

General Agreement for Omnibus Credit Lines

單　位 Unit	[北區二] 部／區域中心 [ ]Department / Regional Center
客戶名稱 Customer	[美屬維京群島商祥茂光電科技股份有限公司台灣分公司 Prime World International Holdings Ltd., Taiwan Branc]
訂約日期 Date	中華民國 [107 (2018)]年 [12]月 [11]日

(一般授信專用 106.12 版)
(For General Credit use)

銀行授信綜合額度契約暨總約定書

（General Agreement for Omnibus Credit Lines）

立約定書人（以下簡稱立約人），向中國信託商業銀行股份有限公司（包括總行及所屬各分支機構，以下簡稱貴行）申請辦理授信業務，並締結授信綜合額度總約定書（以下稱本契約），授信綜合額度（不含聯貸案） 共計：

■ 新臺幣 壹億伍仟萬元整 或等值之外幣

□ 。_________________________

（以下稱本授信，含各單項綜合額度），以供立約人向　貴行辦理授信時之使用，除與　貴行另訂有約定書及依各種授信用途對　貴行出立各項書類憑證文件外，特訂定本契約，立約人對　貴行之一切往來以資綜括適用，其各項條款如下：

The undersigned （the “Customer”）, hereby applies for an omnibus credit line with CTBC Bank Co., Ltd. （including its head office and branches, hereinafter referred to as the “Bank”） and agrees to the terms and conditions of this General Agreement for Omnibus Credit Lines （this “Agreement”） with the following total omnibus credit line （exclusive of the credit lines extended under and pursuant to any and all syndicated loans）:

■ NT$One Hundred and Fifty Million Dollars Only or its equivalent amount in foreign currency

□                                     only.

（hereinafter referred to as the “Omnibus Credit Line” or the “Facility”, which is applicable to the total aggregate of all individual credit lines）, to be provided for the use by the Customer in its application for any loan from the Bank under this Omnibus Credit Line. Unless otherwise agreed between the Customer and the Bank in a separate agreement or otherwise set forth in any documents, certificates, instruments, or materials submitted by the Customer to the Bank for the purpose of obtaining a credit line, this Agreement is applicable to all transactions undertaken between the Customer and the Bank, with the following terms and conditions:

甲：通用條款 （A：Common Provisions）

第一條 本授信綜合額度，為　貴行對立約人於約定授信用途內各項授信之最高額度。在綜合額度內，　貴行得依各別授信用途另訂單項額度，載明於本契約各相關部份，為各該授信項目之最高額度。各單項授信額度之總計，得超過綜合額度，但立約人實際動用時，倘擬動用之金額與已動用之授信本金餘額合計，已超過綜合額度者，雖未超過該擬動用之單項額度，仍應受綜合額度之限制，不得越限動用，惟在綜合額度及各單項額度內，立約人得循環使用。
額度動用涉及外幣者，其單項及綜合額度之計算，概依動用時　貴行所訂匯率折算之。如因匯率變動致使　貴行在本契約下動撥或墊款金額超過本授信綜合額度之最高額度或各單項額度時，其超過部份仍由立約人連帶負責償還。

Article 1. This Omnibus Credit Line sets forth the maximum amount of the credit line extended by the Bank to the Customer for the agreed-upon purposes under each separate extension of credit lines. Within the amount allocated under this Omnibus Credit Line, the Bank may establish individual credit lines for individual credit purposes subject to the individual maximum credit limits, as set forth in the relevant portions of this Agreement. The aggregate sum of these individual credit lines is permitted to exceed the Omnibus Credit Line; however, at each actual drawdown, if the amount that has already been drawn by the Customer previously, together with the amount being drawn at the time, exceeds the Omnibus Credit Line, then notwithstanding that the amount being drawn at the time does not exceed its individual credit line, the total amount that can be drawn by the Customer will be subject to the limitations set forth by the Omnibus Credit Line; except that within the limitations set forth by the Omnibus Credit Line and the applicable individual credit line, the Customer may use those credit lines as a line of revolving credit.
If the amounts drawn involve foreign currency, the calculation of the Omnibus Credit Line and individual credit line will be based on the prevailing exchange rates set forth by the Bank at the time of that drawdown. If a fluctuation in the exchange rate causes the amount disbursed or advanced by the Bank to exceed the Omnibus Credit Line or individual credit line set forth in this Agreement, the Customer shall be jointly and severally liable to repay the excess portion.

第二條 貴行如認為立約人對本授信之運用不當，或信用不佳，或要求立約人提供擔保而未能提供，或因　貴行其他業務上需要時，即得隨時停止立約人對本授信之動用，或減少本授信各項額度。如因涉及第三人致發生任何糾葛責任或支出時，均由立約人完全負責處理，貴行因此受有任何損害，亦由立約人立即完全負責賠償。

Article 2. In its sole discretion, if the Bank determines that the Customer’s use of proceeds is improper, the Customer suffers a decline in its credit standing, the Customer fails to provide collateral as requested, or as otherwise required by any operational need of the Bank, the Bank may, from time to time, terminate the drawdown by the Customer, or decrease any of the credit lines extended hereunder. If any controversy or dispute with a third party arises as a result thereof, the Customer shall be fully liable for any and all costs, expenses, losses and damages and fully compensate and indemnify the Bank for any and all such losses and damages thereof.

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第三條 立約人依各種授信用途對　貴行出立借據、簽發票據、信用狀、訂單或背書交付票據等各項書類憑證文件所產生之債務，其償還責任，除法律另有規定外，均至本授信項下各該債務全部清償後方告免除。
立約人對前項債務金額，如有疑義，願即以　貴行帳卡、帳簿、傳票、電腦製作之資料、其他憑證、往來文件或其影本、縮影本等所載者為準。

Article 3. Unless otherwise required by the law, none of the repayment obligations of any indebtedness arising from any, IOUs, drafts, notes, promissory notes, bills of exchange, cheques, negotiable instruments, letters of credit, purchase orders, endorsed negotiable instruments, or other documents or instruments provided by the Customer to the Bank for the purpose of drawing on a credit line will be satisfied and discharged until all indebtedness drawn under this Agreement is satisfied and discharged.
If the Customer has any questions regarding the amount of the indebtedness, the Customer agrees that such amount shall be confirmed in accordance with the Bank’s account cards, account books, account ledgers, vouchers, computer-produced information, other documents, certificates, correspondences or photocopies of the same.

第四條 本授信之擔保，其內容、設定、解除、擔保債權範圍及行使物權之方法等，除本契約已約定者外，概另依有關法令及約定辦理。

Article 4. Except as otherwise set forth herein, the contents, creation, discharge, scope and any other rights over the collateral provided hereunder will be handled in accordance with the applicable laws and agreements.

第五條 本契約自簽訂之日起生效，但　貴行已先予撥款，或出具保證書，或為其他授信行為時，得溯及自該條件完成時生效。
立約人申請續約經　貴行核准者，在新約未簽妥前，本契約仍繼續有效。

Article 5. This Agreement becomes effective on the date of its execution; except that, if, prior to that date, the Bank has disbursed or advanced any funds, issued any letters of guarantee, or extended any facilities, the terms and conditions contained herein will be retroactively effective as of the date of those actions.
Notwithstanding that the Bank has approved any request for renewal of this Agreement by the Customer, prior to the execution of that new or renewed agreement, the terms and conditions of this Agreement remains in full force and effect.

第六條 立約人對　貴行另立之約定書及各項書類憑證文件為本契約之一部份，除本契約有特別約定者，優先適用本契約外，與本契約有同一之效力。
立約人對於現在及將來之政府法令，以及　貴行、銀行公會及金融業務主管機關所訂現在及將來之一切規章均願切實遵守。

Article 6. Except those that are otherwise set forth herein to take precedent, all agreements, instruments, documents, or materials by or between the Customer and the Bank are incorporated herein as an integral part hereof and has the same effect as this Agreement.
The Customer agrees to abide by all current and future laws and regulations, as well as any other current or future policies, guidelines or regulations set forth by the Bank, the relevant bankers’ association, and the relevant authority of financial operations.

第七條 立約人因本契約所發生債之關係，其法律行為之成立要件、方式及效力等，除另有約定適用_______法律外，均適用中華民國法律。
本契約以　貴行所在地為履行地，若因本契約涉訟時，除法律有專屬管轄之特別規定，應從其規定外，立約人合意以　貴行總行或_______分行所在地之地方法院或臺灣臺北地方法院或立約人財產所在地為第一審管轄法院。

Article 7. The indebtedness created hereunder, unless the parties otherwise agree to use _______ law as the governing law with respect to, and applied to the essential of establishment, method and validity hereof, is governed by the laws of the Republic of China.
The place of performance of this Agreement is the location of the Bank. For any and all litigations concerning dispute or controversy arising from or in connection with this agreement, except for matters subject to exclusive jurisdiction being given to specific court in applicable laws, the Parties agree that the district court of law in the jurisdiction where the Bank’s Head Office or its _______ Branch is located, or the Customer’s property is in existence, or Taipei District Court, Taiwan shall be the court of first instance.

第八條 本總約定書、授信所使用之申請書、文件及與擔保有關之文件，得以中文及英文做成，但中文與英文之內容不一致時，以中文為準。

Article 8. This Agreement, its application form, all documents, instruments, and materials used to obtain credit lines, and all collateral related documents and instruments are executed in both Chinese and English. If there is any conflict or discrepancy between the Chinese and English versions hereof and thereof, the Chinese version will prevail.

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第九條（金融控股公司及其子公司資料運用條款）

1.立約人瞭解並同意　貴行、貴行所屬之金融控股公司及其依金融控股公司法規定所控制之子公司，於其營業目的或其他法令許可範圍內，對立約人之個人資料為蒐集、處理或國際傳遞及利用（包括行政研究、宣傳推廣、寄送消費資訊…等）。

2.立約人並同意　貴行、貴行所屬金融控股公司及其依金融控股公司法規定所控制之子公司，得將立約人與其往來交易及作業，委由第三人處理，並同意得將第一項所列立約人之各項資料，揭露予　貴行、貴行所屬金融控股公司及其依金融控股公司法規定所控制之子公司所委任處理事務之第三人。

3. 金融控股公司及其子公司之資料運用，其各項資料之內容及範圍如下：

(1）基本資料：包括姓名及地址。

(2）其他基本資料：包括出生年月日、身分證統一編號、電話等資料。

(3）帳務資料：包括帳戶號碼或類似功能號碼、信用卡帳號、存款帳號、交易帳戶號碼、存借款及其他往來交易資料及財務情況等資料。

(4）信用資料：包括退票記錄、註銷記錄、拒絕往來記錄及業務經營狀況等資料。

(5）投資資料：包括投資或出售投資之標的、金額及時間等資料。

(6）保險資料：包括投保保險種類、年期、保額、繳費方式、理賠狀況及拒保記錄等相關資料。

Article 9.（Provisions for Information Sharing between a Financial Holding Company and its Subsidiaries）

1. The Customer understands and agrees that the Bank, the financial holding company that the Bank is a part of, and the subsidiaries controlled by that financial holding company, as determined by the provisions of the Financial Holding Company Act, may, in accordance with their business objectives and as permitted by the law, collect, process, transmit internationally, and use （including for the purposes of administrative research, promotion, or distribution of consumer reports, etc.） the Customer’s personal information.

2. The Customer also agrees that the Bank, the financial holding company that the Bank is a part of, or the subsidiaries controlled by that financial holding company, as determined by the provisions of the Financial Holding Company Act, may designate a third party to process that information. The Customer further consents and agrees to any and all disclosure of the information set forth in the item 1 of this Article to that third party designated by the Bank, the financial holding company that the Bank is a part of, or the subsidiaries controlled by that financial holding company, as determined by the provisions of the Financial Holding Company Act.

3. The contents and scope of the information sharing between a financial holding company and its subsidiaries are as follows:

(1）Basic Information: including name and address.

(2）Other Basic Information: including, without limitation, date of birth, identification number, contact telephone number.

(3）Account Information: including, without limitation, account numbers or other numbers of comparable function, credit card numbers, savings account numbers, trading account numbers, savings and loan amounts, and other trading information, and financial statements.

(4）Credit Information: including, without limitation, records of dishonored checks, cancellation records, rejection records, and other operational information.

(5）Investment Information: including, without limitation, objectives, amounts, timing, of investments and sales of investments information.

(6）Insurance Information: including, without limitation, insurance types, periods, insured amounts, premium payment methods, claims processing, records of refusals to insure, and other information.

第十條（防制洗錢及打擊資恐）
貴行為防制洗錢及打擊資恐之目的，立約人同意　貴行得依「洗錢防制法」、「資恐防制法」、「金融機構防制洗錢辦法」、「銀行業及電子支付機構電子票證發行機構防制洗錢及打擊資恐內部控制要點」及「銀行防制洗錢及打擊資恐注意事項範本」之規定進行以下措施，貴行依本條辦理若致立約人發生損害或承受不利益者，均由立約人自行承擔，貴行不負損害賠償責任。

1.貴行於發現立約人及/或關聯人（包括但不限於法定代理人、負責人、代表人、被授權人、法人之實質受益人、對法人行使控制權之人、連帶借款人、連帶保證人、一般保證人、共同發票人、票據債務人、連帶債務人、擔保物提供人、交易有關對象，以下稱關聯人）為受經濟制裁、資恐防制法指定之個人、法人或團體，以及外國政府或國際組織認定或追查之恐怖分子或團體時，得逕行暫時停止本約定書所載之各項交易與業務關係而無須另通知立約人；　貴行並得終止本約定書下之各項服務約定條款，惟　貴行須於發生終止效力60天（含）前書面通知立約人。

2. 貴行於定期或不定期審查立約人及關聯人身份作業或認為必要時 (包括但不限於：懷疑客戶涉及非法活動、疑似洗錢、資恐活動、或媒體報導涉及違法之特殊案件等)，得要求立約人於接獲　貴行通知後60天（含）內提供審查所需之必要個人(含立約人及關聯人)或公司資料、法人戶之實質受益人或對其行使控制權之人的資訊、或對交易性質與目的或資金來源進行說明，立約人逾期仍不履行者，　貴行得以書面暫時停止本約定書所載之各項交易與業務關係、或終止本約定書下之各項服務約定條款，並於終止之書面通知到達時發生效力。

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Article 10.（Anti-Money Laundering and Countering Terrorism Financing）
For purposes of anti-money laundering and countering terrorism financing by the Bank, each of the Customer agrees that the Bank may take the following measures in accordance with the requirements under “Money Laundering Control Act”, “Terrorism Financing Prevention Act”, “Regulations Governing Anti-Money Laundering of Financial Institutions”, “Directions Governing Anti-Money Laundering and Countering Terrorism Financing of Banking Sector” and “Template of Directions Governing Anti-Money Laundering and Countering the Financing of Terrorism of Banks”. Any damage or adverse impact suffered by the Customer resulting from the Bank’s compliance with this Article shall be borne by the Customer and the Bank shall not be held liable therefor.

1. Upon discovery that the Customer and/or any of its Related Parties （including but not limited to any legal representative, responsible person, representative, authorized person, beneficial owner of a corporate, a person having control over a corporate, joint and several borrower, joint and several guarantor, general guarantor, co-issuer of a negotiable instrument, obligor under a negotiable instrument, joint and several obligor, collateral provider, trading counterparties, hereinafter referred to as the “Related Parties”） is an individual, entity, or group subject to economic sanction or designated under Terrorism Financing Prevention Act, or is a terrorist or terrorist group that is identified or tracked by foreign governments or international organization, the Bank may suspend all transactions and business relations under this Agreement without separate notice to the Customer. The Bank may also terminate the terms of service under this Agreement; provide, that the Bank is required to give sixty （60） days’ prior written notice to the Customer prior to termination thereof.

2. In connection with the regular or ad hoc review of the identity of the Customer and Related Parties or as and when necessary （including but not limited to: suspected involvement in illegal activities by the customer, suspected money laundering, financing of terrorist activities or special cases involving illegality and under press coverage, etc.）, the Bank may request that, within sixty （60） days after receipt of notice from the Bank, the Customer provide personal （including that of the Customer and its Related Parties） or corporate information, information regarding the beneficial owner of a corporate or the person having control over a corporate, or explanation regarding the nature and purpose of the transaction or source of funds, in each case as necessary for such review. If the Customer fails to provide the above information before the above deadline, the Bank may suspend the transactions and business relationship under this Agreement or terminate the terms of service under this Agreement by written notice whereupon termination shall become effective upon delivery of such written notice.

乙：一般條款 （B：General Provisions）

第一條（債務範圍）
本契約所稱債務或一切債務，係指立約人對　貴行所負之借款、墊款、承兌、票據、保證、委任保證、透支、貼現、買入光票、開發信用狀、進出口押匯、進出口外匯業務、應收帳款融資契約、衍生性金融商品交易契約、信用卡契約、特約商店契約及其他一切基於與貴行為業務往來之基礎法律關係所發生之債務，並包括其利息、遲延利息、違約金、手續費、損害賠償及其他有關費用。

Article 1.（Scope of Indebtedness）
All indebtedness, whether set forth herein or elsewhere, means all indebtedness arising from loans, advances, acceptance, note payments, guarantee, bank guarantee, overdraft, discount, purchase of clean bills, issuance of letters of credit, import and export negotiation, import and export foreign exchange business, account receivables financing agreement, financial derivatives trading agreement, credit card agreement, merchant agreement, and all other indebtedness arising from business dealings with the Bank, including interest, default interest, penalties, processing fees, indemnity for damages and other relevant expenses.

第二條（連帶債務）
立約人與其他債務人共同出具約據或發票向　貴行連帶借款時，縱　貴行僅對共同出具約據或發票之其他債務人撥款給付，即視同已對立約人撥款給付，立約人仍承認為本身債務，並願負連帶清償責任。
對立約人之中其他一人或數人，撥款給付，亦視同已對全體連帶借款人撥款給付，立約人仍承認為本身債務，並願負連帶清償責任。

Article 2.（Joint and Several Liability）
If the Customer, together with any other debtor or debtors, jointly present the Bank with one or more agreements or invoices for the purpose of drawing a loan, notwithstanding that the Bank has advanced or disbursed funds only to those other debtors, it will be deemed as if the Bank disbursed the funds to the Customer. The Customer shall acknowledge that indebtedness as its own and agrees to be jointly and severally liable for that indebtedness.
Disbursement of funds to any one or more Customers will be deemed as disbursed to all Customers jointly and severally. Each Customer acknowledges the indebtedness as its own and agrees to be jointly and severally liable for that indebtedness.

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第三條（變更事項通知及文書送達）
立約人因名稱、組織、章程內容、印鑑、代表人、代表人權限範圍或其他情事變更者，應即以書面將變更事由通知　貴行，並向　貴行為變更或註銷留存印鑑之申請，在未經　貴行同意並辦妥變更或註銷印鑑手續前，立約人所留存於　貴行之印鑑仍繼續有效，與　貴行而為之交易，立約人願負一切責任。
本授信項下所發收之任何償付請求或通知，如以郵件寄交或以專人送達於此等請求單或通知單之收件人或其代表人最後所通知之地址時，即視同業已充分通知，但收件人或其代理人已遷移該最後通知之地址，或有其他可歸責於收件人或其代表人之事由致不能對其最後通知之地址送達，且收件人或其代理人均未事先通知貴行時，則上開請求或通知，於　貴行向收件人或其代理人最後所通知之地址投郵後，經通常之郵遞期間，即視同已送達收件人。
立約人同意　貴行為金融資產證券化之目的，於　貴行對立約人所擁有之債權（或資產）信託與受託機構或讓與特殊目的公司時，免除貴行通知之義務。

Article 3.（Notification of Modified Items and Document Delivery）
If there is any agreement, amendment, modification or addition to the name, organization, constituent documents, chop specimen, authorized representative, representative’s scope of representation, or any other matters, the Customer shall inform and obtain approval from the Bank for those changes or cancellations of any chop specimen that is no longer effective but was furnished to the Bank earlier. Prior to obtaining the approval from the Bank for those changes and cancellation of the chop specimen, the chop specimen originally provided to the Bank remains in full force and effective. The Customer shall take full responsibility and be liable for any transactions undertaken by the Bank based on any such chop specimen.
If delivered by mail, courier, or personally delivered to the last known address of the recipient or its representative, any notices or request for repayment or communication made under or pursuant to a provision contained herein will be deemed to be duly delivered and received. However, if the recipient or its representative changes its address, or those notices, requests or communications cannot be delivered for any reason attributable to the recipient or its representative, and neither the recipient nor its representative has so notified the Bank, the aforementioned notices, requests, or communications will then be deemed to be duly delivered and received once sent by the Bank, via post, to the last known address of the recipient or its representative and the normal time required for mail delivery has elapsed.
The Customer agrees to exempt the Bank from any and all notice obligations, if the Bank entrusts its creditor’s rights against the Customer （or assets） to a trust or a special purpose company or vehicle for the purposes of securitizing its financial assets.

第四條（利息）
利率依照個別授信約據訂定當時或授信額度動用確認書或其他相關文件之約定；如未約定者，依債務成立時，　貴行基準利率加年息4%計算。
前項利率，貴行得隨其基準利率或約定利率之調整而調整之，並依　貴行公告或通知為準。除另有約定外，利息按月支付。利息遲延一年且經　貴行催告而不償還者，貴行得將遲延之利息滾入原本。

Article 4.（Interest）
The interest rate will be established according to the individual credit agreement, or Drawdown Application or other related documents and instruments. If there is no such agreement, the interest rate will be determined and established by adding 4% per annum to the Bank’s annual Base Rate at the time of the creation of that indebtedness.
With respect to the aforementioned interest rate, the Bank may make any adjustments in conformity with any adjustment in its Base Rate or any agreed-upon interest rate, and that adjustment will be effective upon the Bank’s publication or notification. Unless otherwise agreed, any and all interest must be paid on a monthly basis. If any interest payment is delinquent for one year and is still unpaid despite the Bank’s warning, the Bank may roll such delinquent interest over into the principal of the indebtedness.

第五條（加速條款一）
立約人對貴行所負一切債務，如有下列情形之一者，除下述第6款至第9款應由　貴行先行以合理期間為通知或催告外，貴行得隨時對立約人停止或減少授信金額之給付，或縮短授信期限，或本息視為全部到期：

1.任何一宗債務不依約清償或攤還本金時。

2.依破產法聲請和解、聲請宣告破產、聲請公司重整、經票據交換所公告拒絕往來、停止營業，清理債務時。

3.依約定原負有提供擔保之義務而不提供時。

4.因死亡而其繼承人聲明為限定繼承或拋棄繼承時。

5.因刑事而受沒收主要財產之宣告時。

6.任何一宗債務不依約付息時。

7.擔保物被查封或擔保物滅失、價值減少或不敷擔保債權時。

8.立約人對　貴行所負債務，其實際資金用途與貴行核定用途不符時。

9.受強制執行或假扣押、假處分或其他保全處分，致　貴行有不能受償之虞者。

10.除前述各款外，貴行因有保全債權之必要，經契約具體約定之情事並明示發生加速期限到期（經通知或無須通知）之效果者。

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Article 5.（Acceleration Ⅰ）
If any of the following occurs with respect to the indebtedness owed by the Customer to the Bank, except items （6） ~ （9） in which case the Bank shall give a prior notice or demand with a reasonable cure period, the Bank in its discretion may then immediately suspend the credit extension to the Customer, or reduce the credit line, or shorten the credit extension term , or declare all principal and interest amounts immediately due and payable:

1. Any failure to repay any principal or indebtedness when due under the specific Agreement;

2. Any filing for composition, bankruptcy, or reorganization by the applicable law, or rejection and notification by the Bills Clearing House, ceasing of business operation, settlement of all indebtedness;

3. Any failure to provide collateral as previously agreed;

4. In the event of the death of an individual Customer, the heir or successor of the Customer declares a limited inheritance or waives rights to inherit;

5. The Customer’s assets are confiscated as a result of a criminal case or investigation.

6. Any failure to make any interest payment for any indebtedness;

7. The collateral is attached, lost or destroyed, loses its value, or becomes insufficient to secure the creditor’s rights;

8. The Customer’s actual use of proceeds deviates from the use approved by the Bank;

9. Any compulsory execution, provisional seizure, provisional injunction or precautionary measure resulting in the Bank unable to be secured or repaid; or

10. In addition to the circumstances specified in the above items, the occurrence of any event specified in any agreement, whereby the Bank, for the purpose of maintaining its secured creditor’s rights, demands the acceleration of repayment （whether or not any notification is required.）

第五條之一（加速條款二）
立約人同意如發生違反下列任一約款之情事者，　貴行無須通知立約人，即得隨時對立約人停止授信、減少授信額度、縮短授信期間，及/或主張本息全部到期：

1.為立約人前述授信額度之全部或一部提供保證之人，如具有立約人之董事、監察人或其他有代表權人之身分者，於其主動辭任或被動解任立約人之董事、監察人或其他有代表權人之職務，或發生重整、破產、清算、死亡、受監護宣告或受輔助宣告等影響其權利能力或行為能力之情事者，立約人至遲應於該等情事發生之翌日，立即以電話、傳真或電子郵件方式通知貴行，並於三日內送達相同內容之書面文件予貴行。立約人亦應依貴行之要求提供第三人同意擔任保證人之保證書等文件，或提供貴行認可之擔保物並完成必要之轉讓、登記程序。

2.為立約人前述授信額度之全部或一部提供保證之人，其係提供定期保證者，於保證期間屆滿前三十日，或其係提供不定期保證者，於保證人主動終止保證責任時，自貴行通知日起五日內，立約人應依貴行之要求提供原保證人或第三人同意續（擔）任保證人之保證書等文件，或提供貴行認可之擔保物並完成必要之轉讓、登記程序。

Article 5-1. （AccelerationⅡ）

The Customer agrees that if the Customer is in breach of any of the following provision（s）, the Bank shall have right to immediately suspend the credit extension to the Customer, or reduce the credit line, or shorten the credit extension term , and/or declare all principal and interest amounts immediately due and payable:

1. The Guarantor who is a member of Board of Directors or Board of Supervisors of the Customer or any Corporate Legal Representative of the Customer and guarantees all or any part of said credit line quits or is removed from office voluntarily or involuntarily; or occurs any of following events: restructure, bankruptcy, liquidation, death, being declared and put under custody or assistance, or being declared totally or partially incompetent at law. On the occurrence of any of afore-mentioned events, the Customer shall at latest before the end of the immediately next business day inform the Bank via telephone, fax, or mail of said event forthwith, and notify the Bank in writing of full particulars of said event in three （3） days. Upon request of the Bank, the Customer shall provide to the Bank the required documents which show that qualified party/parties have agreed to take the position and assume the obligations of P/Note Guarantor, and/or the collateral（s） acceptable to the Bank have been transferred, registered, or otherwise encumbered in favor of the Bank.

2. If the person who guarantees all or any part of the Customer’s said credit line has determined to terminate his/her/its guarantee, in case such person’s guarantee is of definite period, the Customer shall provide to the Bank the required documents within 30 days prior to the end of the guarantee period, in case such person’s guarantee is of indefinite period, the Customer shall provide to the Bank the required documents in 5 days of receipt of the Bank’s notification, which show that the original Guarantor has agreed to continue or other qualified party/parties have agreed to take the position and assume the obligations of P/Note Guarantor, and/or the collateral（s） acceptable to the Bank have been transferred, registered, or otherwise encumbered in favor of the Bank.

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第六條（保證人之更換）
貴行基於具體事實（或　貴行依據本契約一般條款第五條有關喪失期限利益之加速條款規定），認為保證人信用欠佳，而有更換保證人之必要時，立約人一經　貴行通知，當即照辦。經更換之原保證人，不論係一人或數人，其保證責任，於新保證人簽妥保證契約，並徵得其他未經更換之原保證人之同意時，應即由　貴行通知免除。但新保證人對換保前已發生之主債務如約定不負保證責任，則該經更換之原保證人之保證責任，應俟換保前已發生之主債務完全清償，且換保手續業已辦妥時，方得免除。

Article 6.（Substitution of Guarantor）
Based on a tangible fact （or due to the occurrence of an event set forth in any of the acceleration clauses contained in Article 5 of the General Provisions hereof）, if the Bank determines that any guarantor’s credit standing is deficient and there is a need to substitute or replace one or more guarantors, immediately upon receiving that notice from the Bank, the Customer shall substitute or replace that guarantor or guarantors. The original guarantor or guarantors shall have their guarantee obligations discharged by notice of the Bank, only after the new guarantor or guarantors enter into that new guarantee agreement and the permission from any and all remaining original guarantors, who have not been substituted or replaced. However, if it is agreed that the new guarantor or guarantors shall not be obligated to the indebtedness incurred by the Customer prior to their substitution or replacement, the guarantee obligation of the original guarantor or guarantors will not be discharged until that indebtedness has been fully repaid, satisfied and discharged and the relevant substitution or replacement is completed.

第七條（未到期債權之抵銷權行使）
立約人於違約情事發生時，不問債權債務之期間如何，　貴行有權將立約人寄存貴行之各種存款及對　貴行之一切債權（但支票存款尚未終止者除外）期前清償，並將期前清償之款項逕行抵銷立約人對　貴行所負之一切債務。
立約人了解並同意立約人與　貴行簽訂之支票存款往來約定書，係以立約人與　貴行簽訂之任何契據，如產生任何違約情事，並經　貴行依約主張視為全部到期之權利，為解除條件，一旦解除條件成就，則前述之支票存款往來約定書當然失其效力，　貴行應立即返還該支票存款戶所餘存之款項，並將所應返還之款項抵銷立約人對　貴行所負之一切債務。
前二項預定抵銷之意思表示，自登帳扣抵時即生抵銷之效力。同時　貴行發給立約人之存款憑單、摺簿、支票或其他憑證，於抵銷之範圍內失其效力。
有下列三種情形之一者，　貴行不得行使抵銷權：

1.法令有禁止抵銷之規定者。

2.雙方另有約定不得抵銷者。

3.基於無因管理或第三人因交易關係委任　貴行向立約人付款者。

Article 7.（Set-Off ）
Irrespective of the term of repayment for any indebtedness by the Customer to the Bank, if the Customer breaches any of the provisions contained herein or elsewhere, the Bank may debit any and all deposits of the Customer with the Bank or accelerate the repayment term of any and all indebtedness of the Bank to the Customer prior to its maturity date （except for any checking deposits which are not terminated）. The Bank may further set off those amounts against any and all indebtedness incurred by the Customer to the Bank.
The Customer understands and agrees that, the checking deposit agreement entered into by and between the Customer will be terminated upon the event that: if there is a breach of any provision contained in any agreement or documents by and between the Customer and the Bank, and the Bank accelerates the maturity date, in accordance with the provisions contained therein. In the event that the checking deposit is so terminated, the Bank shall immediately return any and all balance in such checking deposit account and set it off against any and all indebtedness incurred by the Customer to the Bank.
The set off set forth in the preceding paragraphs will become effective upon the act of debiting from the applicable accounts. Concurrently, any and all savings vouchers, passbooks, checks, or other vouchers issued by the Bank to the Customer will also be annulled to the extent of that set-off.
If any of the following events occurs, the Bank shall not exercise its right to set off:

1. If there is any law or regulation prohibiting the Bank from exercising its set off right.

2. If it is otherwise agreed that the Bank shall not exercise its set off right.

3. If there exists a management of other’s affair without mandate, or there is any agreement with a third party under and pursuant to which the Bank shall make payments to the Customer.

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第八條（監督、稽核、查閱及資料提供）
貴行因業務或確保債權之需，得查勘或保全立約人之擔保品。立約人願隨時接受　貴行對授信用途之監督，業務財務之稽核，擔保品之檢查、監管，但 貴行並無監督或稽核之義務；及　貴行或財團法人金融聯合徵信中心對有關帳簿報表（包括關係企業之綜合財務報表）、單據、文件之查閱。　貴行或金融聯合徵信中心並得要求立約人按期填送上開徵信資料，或提供　貴行認可會計師簽證之會計師簽證之會計財務報表，及洽請該簽證會計師提供工作底稿。貴行或金融聯合徵信中心並無監督、稽核、查閱之義務。
貴行認為立約人之財務結構應行改善時，得限制立約人以現金分配盈餘，及要求立約人增資或為其他改善財務結構之行為。

Article 8. (Supervision, Audit, Review, and Furnishing Information）
The Bank may examine, inspect, or take custody of the collateral of the Customer for the purpose of business operation or protection of creditor’s rights. The Customer agrees to the Bank’s right, but not obligation, to supervise the Customer’s use of proceeds from the credit line, audit Customer’s operations and finances, and examine and supervise the status and preservation of the collateral. The Customer further agrees to the Bank’s or Joint Credit Information Center’s review of its account ledgers, financial statements （including its consolidated financial statements reflecting its affiliated businesses）, documents, files and records. Each of the Bank or Joint Credit Information Center may also request the Customer to periodically submit the credit approval data, or request the Customer to provide financial statements, certified by an audited accountant recognized by the Bank, or the working paper thereof.
Neither the Bank nor the Joint Credit Information Center will be obligated to conduct supervision, audit, or review. If the Bank determines that there is a need for the Customer to improve its financial condition, the Bank may then restrict the Customer’s distribution of profits and earnings and request the Customer to undertake recapitalization or other action to improve its financial condition.

第九條（票據、借據等之瑕疵、毀損、減失之承認）
立約人所簽發、背書、承兌或保證之票據、借據及對　貴行所負之其他一切債務之債權證書，如因事變、不可抗力或不可歸責於　貴行之事由，致有毀損、喪失時，或遇借據等債權書被變造而　貴行並無重大過失時，除貴行帳簿、傳票、電腦製作之單據、往來文件之影印、縮影本之記載，經立約人證明確有錯誤，貴行應更正之外，立約人對上述簿據文件之記載，均願如數承認，並於債務到期時，將該項債務之各項費用、違約金及本息立即清償，或依照　貴行意旨於債務到期前，補正提供票據、借據或其他債權證書。

Article 9. (Defect, Damage or Loss of any Negotiable Instruments and IOUs）
If, for any reason that cannot be attributed to the Bank, any loss or damage occurs to any IOUs, notes, negotiable instruments, or any other debt certificates that are signed, endorsed, accepted, or guaranteed by the Customer, or if a change, revision, or alteration is made to any such debt certificates for which the Bank cannot be held responsible, then, other than those account ledgers, vouchers, computer-produced documents, and photocopies of transmitted records that the Customer has proved to be inaccurate and corrected by the Bank, the Customer consents to the content and description within all such records. The Customer further agrees to repay the various fees, charges, costs, expenses, penalties, principal and interest of the indebtedness on the maturity date, or, if requested by the Bank, rectify or provide new or additional IOUs, notes, negotiable instruments, or any other debts certificates prior to the maturity date.

第十條（授信徵信資料之提供）
立約人同意　貴行為了解立約人信用、授信判斷、辦理衍生性金融商品業務及其他合於　貴行營業登記項目所定業務之需要等特定目的，得將立約人之相關基本資料、財務資料、存款資料、匯兌資料、提供予海關之各項報關資料、信用卡資料、信用交易資料、徵信調查報告資料、授信相關資料、票據信用資料暨其他與本契約相關之信用資料，提供給　貴行、同業金融機構、關係人、臺灣集中保管結算所、金資中心、財團法人聯合信用卡處理中心、財團法人金融聯合徵信中心、財團法人中小企業信用保證基金、華僑貸款信用保證基金及受讓參貸（擬受讓、參貸）　貴行債權債務之人或受貴行委託代為處理事務之人等，並得依其營業登記項目或章程所定業務需要等特定目的，得蒐集、處理、國際傳遞及利用立約人資料；並得向前開單位查詢與立約人相關之上開資料。
如立約人所在地或登記所在地之金融監理機關之法令上限制（如香港地區或境外地區），禁止提供立約人上述第一項內容給相關單位時，立約人仍同意　貴行總行或分支機構得將對其授信總額度、總餘額及相關範圍內於符合　貴行營業登記項目所定業務範圍予以控管及揭露。

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Article 10.（Provision of Credit Information）
The Customer agrees that the Bank, for the purposes of understanding and determining the Customer’s credit standing and determining the credit line to be extended, processing financial derivatives trading, or for any other purpose necessary or appropriate to the Bank’s operational objectives, may furnish the Customer’s basic, financial, savings, exchange, customs declaration, credit card usage, credit transaction, credit investigation, line of credit, negotiable instruments credit information, and any other such credit information related to the Agreement, to the Bank, other financial institutions, affiliates, Taiwan Depository and Clearing Corporation, Financial Information Service Co., Ltd., National Credit Card Center, Joint Information Credit Center, Small and Medium Business Credit Guarantee Fund, the Overseas Chinese Credit Guarantee Fund, any assignee （potential assignee） of Bank’s loan, participant （potential participant） of Bank’s loan, or any other Bank’s authorized agents. In accordance with the Bank’s registered business scope and its Articles of Incorporation and the purposes set forth herein, the Bank may further collect, process, internationally transmit, and use any and all such information of the Customer. The Bank may further request such information of the Customer from the aforementioned institutions or agencies.
If the Customer is restricted or prohibited from providing the aforementioned information due to the laws of its place of business or registration （such as Hong Kong or other off-shore jurisdiction）, the Customer nevertheless agrees that the Bank, its head office, or any of its branches, may, in compliance with the scope of its registered business, manage, control, or disclose information with respect to the total credit line, outstanding balance, and other relevant information.

第十一條（外幣清償之匯率）
立約人如不依約履行以外幣計算之債務時，立約人應於債務清償日，將該筆債務本息按清償時，　貴行公佈之即期外匯賣出匯率折算新臺幣或以原幣償還，遲延償還時，應依相關授信業務之規定，加付遲延利息及逾期違約金。

Article 11.（Exchange Rate for Foreign Currency Repayment）
If the Customer fails to perform its repayment obligations denominated in foreign currency, the Customer shall repay, on the maturity date, the principal and interest in New Taiwan Dollars, converted according to the Bank’s then published spot exchange rate to sell that currency, or in its original currency. If the Customer delays its repayment for any reason, then it shall also pay the default interest and penalties incurred and pursuant to the relevant provisions.

第十二條（授權）
立約人授權：凡　貴行持有立約人所簽發之本票、借據者，授權　貴行對於該本票或借據得視實際債務情況填載到期日，絕無異議。
立約人與　貴行一切往來，悉憑簽名或印鑑登記之立約章（即經濟部印鑑章）或已約定授權往來章之印鑑式樣中之簽名或印鑑任擇一式，即生效力。

Article 12. (Authorization)
Customer’s authorization: the Customer authorizes the Bank to fill in the maturity date for any and all of Customer’s IOUs, or promissory notes, that is within the Bank’s custody, control, or possession.
Any and all transactions undertaken between the Customer and the Bank will be deemed effective if signed or chopped in accordance with any one of the authorized signatures or chops specimen (i.e. the chop specimen registered with the Ministry of Economic Affairs), or any other specimen of chop or signature furnished by the Customer to the Bank in accordance with relevant agreements.

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第十三條（違約金）
立約人如未按期繳納利息或償還本金或攤還本息或未依約履行債務時，自違約日起算至償還日止計算違約金，其計算方式如下：
延滯違約金：
延滯180天（含）以內者，每期應繳約定款項（含每期約定攤還本金＋應繳利息）×約定利率×每期延滯天數÷365天×1.1。
延滯180天以上者，每期應繳約定款項（含每期約定攤還本金＋應繳利息）×約定利率×每期延滯天數÷365天×1.2。
逾到期日違約金：
逾期180天（含）以內者，到期日未償還本金餘額×約定利率×每期延滯天數÷ 365天× 0.1。
逾期180天以上者，到期日未償還本金餘額×約定利率×每期延滯天數÷ 365天× 0.2。

Article 13. (Default Penalties)
If the Customer fails to pay interest on time, fails to repay the principal when due, fails to repay the principal and interest in installments, or fails to perform any of its repayment obligations whatsoever, penalty or penalties will be calculated from the time of the default to the time of repayment and will be assessed as follows:
Default Penalty with Respect to Repayment in Installments:
For any installment repayment delayed for a period of less than 180 days (inclusive): the repayment amount due in that period （including the amortized principal + interest due） x agreed interest rate x days delayed / 365 days x 1.1.
For any repayments delayed for more than 180 days: the repayment amount due in that period (including the amortized principal + interest due) x agreed interest rate x days delayed / 365 days x 1.2.
Default penalty for failure of any repayment of principal when due:
For failure of any repayment of principal when due for less than 180 days (inclusive): the total outstanding unpaid principal on the maturity date x agreed interest rate x days defaulted / 365 days x 0.1.
For failure of any repayment of principal when due for more than 180 days: the total outstanding unpaid principal on the maturity date x agreed interest rate x days defaulted / 365 days x 0.2.

第十四條（抵充條款）
立約人所提出之給付或經貴行依約定自動轉帳取償之款項，不足清償立約人之全部債務時，依各項費用（包括貴行代墊之擔保物保險費）、違約金、利息、遲延利息及本金之順序抵充。上述貴行代墊之擔保物保險費，如為住宅火險及地震險之保險費時，立約人同意貴行於代墊日起六個月後抵充，但立約人之借款債務已屆清償期或有惡意拖欠或其他嚴重信用貶落之情形者，不在此限。

Article 14. (Application Provision)
If the Customer’s repayment or the amount automatic debited by the Bank under or pursuant to the relevant provisions contained herein is not sufficient to cover Customer’s total indebtedness, the repayment or the amount debited by the Bank shall be applied in the following order: miscellaneous fees, charges, costs, and expenses （including Bank advanced insurance premium for collateral）, default penalties, interest, default interest, and the principal; except that if the amount advanced by the Bank pursuant to the forgoing provision is an insurance premium in fire or earthquake risks, the Customer consents that the Bank may make the application thereof after six months from the date the funds were advanced or disbursed. However, if the Customer’s debts are payable and due, the Customer intentionally delays the repayment, or other event arises that severely decreases the Customer’s credit standing, this provision will not apply.

第十五條（其他費用負擔）
立約人同意如不依約履行責任而致發生催收或訴訟時，貴行為行使或保全對立約人之債權而支出之徵信費、倉儲費、運輸費、律師費（以委任律師所支出之酬金為限）及其他必要費用，均由立約人連帶負擔，但如經法院裁判　貴行敗訴確定時，不在此限。

Article 15.（Other Costs and Expenses）
If the Bank conducts collection or initiates any legal proceedings as a result of the Customer’s failure to repay on time, the Customer agrees to be jointly and severally liable for the investigation costs and expenses, warehouse charges, transportation costs, attorneys’ fees （to retain counsel）, and any other costs or expenses incurred by the Bank for the purpose of executing or securing its creditor’s rights against the Customer, unless the court adjudicates against the Bank.

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第十六條（金融控股公司風險控管條款）
1.立約人同意　貴行得為風險控管之目的，將立約人之各項資料（包括但不限於基本、帳戶、信用等資料）提供予貴行所屬之金融控股公司為揭露、轉介或交互運用。
2.立約人瞭解並同意　貴行、貴行所屬之金融控股公司，於風險控管之目的或其他法令許可範圍內，對立約人之個人資料為蒐集、處理或國際傳遞及利用（包括但不限於風險控管、行政研究等）。
3.立約人同意　貴行、貴行所屬金融控股公司，得將立約人與其往來交易及作業，委由第三人處理，並同意得將第一項所列立約人之各項資料，揭露予　貴行、貴行所屬金融控股公司所委任處理事務之第三人。

Article 16.（Risk Control of Financial Holding Company）

1. The Customer agrees that the Bank may furnish the Customer’s information （including, without limitation, the basic personal information, account information or credit information） to the financial holding company that the Bank belongs to for mutual disclosure, transfer and sharing.

2. The Customer understands and agrees that the Bank and the financial holding company that the Bank belongs to may, for the purpose of risk control other purposes to the extent permitted by the law, collect, process, transmit internationally, and use the Customer’s personal information （including, without limitation, for the purposes of risk control and administrative research）.

3. The Customer also agrees that the Bank and the financial holding company that the Bank belongs to may designate a third party to process the transaction with the Customer or the Customer’s information. The Customer further consents and agrees to any and all disclosure of the information set forth in the item 1 of this Article to that third party designated by the Bank and the financial holding company that the Bank belongs to.

丙：擔保條款 （C：Security Provisions）

第一條（瑕疵擔保）
立約人或擔保物提供人切實聲明提供之擔保物完全為立約人或擔保物提供人合法所有，他人並無任何權利。如有任何糾葛，概由立約人或擔保物提供人自行處理，與　貴行無涉。
立約人保證提供擔保之動產及其存放地點，與擔保物明細表所載均相符。如提供提單、倉單等證券為擔保時，保證該等證券所表彰貨物之名稱、種類、品質、數量、規格及其他狀況，與該等證券文義所示者均相符。
擔保品如為提單、倉單等證券，其文件內所載貨物之品質、數量，如日後發現品質不符，數量短少，或有其他虛偽情事，無論該項貨物堆存　貴行自營之倉庫，或在其他倉庫，除能證明係可歸責於　貴行故意或重大過失之情事外，均由立約人或擔保物提供人立即更換或補足與該文件所載內容相符或相當之擔保品，或清償全部債務。

Article 1.（No Defect）
Each of the Customer and collateral provider represents and warrants that the Customer or collateral provider, as the case may be, has all rights and title to the collateral. There is no lien, charge or encumbrance on the collateral by any third party. If a controversy or dispute arises, the Customer or collateral provider shall be solely responsible for handling the matter and the Bank shall have no part in that controversy or dispute.
The Customer or collateral provider, as the case may be, represents and warrants that all movable assets provided as collateral, and storage location thereof, match the information shown on the collateral list. If any documents or instruments of title such as bills-of-lading or warehouse receipts are provided as collateral, the name, type, quality, quantity, format, and other conditions listed therein match the information shown on the collateral list.
If any documents or instruments of title such as bills-of-lading or warehouse receipts are provided as collateral and the listed quality or quantity deviates from its actual condition in that the quality is different, the number is less than represented, or it is otherwise false or inaccurate, either the indebtedness must be repaid immediately or the collateral must be supplemented or replaced by the Customer or collateral provider, in order to match or be comparable to the listed collateral, irrespective of whether the collateral was stored in the Bank’s self-operated warehouse, unless the deviation can be attributed to the Bank’s willful misconduct or gross negligence.

第二條（動產堆存及保管）
擔保物為動產時，其堆存地點及保管方法，　貴行有權決定，若　貴行因業務或確保債權之需要，並得隨時查驗，如立約人或擔保物提供人堆放地點及管理方法不適當時，　貴行得限期通知立約人或擔保物提供人遷移或改善，立約人或擔保物提供人願即照辦。　貴行依法實行占有擔保品時，除有可歸責之事由外，不負決定遷移之錯誤或不遷移而遭受損失之責任。

Article 2.（Storage and Safeguarding of the Movable Assets）
If the collateral is a movable asset, the Bank may determine its storage location and safeguarding method, and the Bank may also inspect it at any time for the purpose of business operation or protection of creditor’s rights. If the Customer or collateral provider, as the case may be, improperly stores or safeguards the collateral, within the designated time period by the Bank, the Bank may give notice to the Customer or collateral provider, as the case maybe, to move the collateral or rectify the situation, and the Customer or collateral provider shall then act so immediately. Unless it is attributable to the fault of the Bank, the Bank will not be liable for any loss or damage incurred due to any movement or non-movement of the collateral, while it is in the possession, custody or control of the Bank.

第三條（質權人之保管責任）
擔保物為　貴行占有保管者，除故意或重大過失外，　貴行不負責任。　貴行依本契約有可歸責之情事時，其注意義務以故意或重大過失為限，始負責任。

Article 3.（Responsibility of Safeguarding）
The Bank is not responsible for any loss or damage of the collateral while it is in the Bank’s possession, custody or control unless that adverse condition is caused by Bank’s willful misconduct or gross negligence. If the Bank is held to be responsible for any loss or damages as a result of its breach of a provision contained herein, the Bank’s duty of care will, nevertheless, be subject to the limit of no willful misconduct or gross negligence.

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第四條（擔保物為動產限制處分及使用保管注意義務）
立約人或擔保物提供人於擔保之債務未清償時，非經　貴行之書面同意，絕不擅自將擔保物轉讓、抵押、出質、出租、典當、遷移、或為其他處分。
擔保物如擬變更、改良、增設、廢棄等情事，亦須經獲　貴行書面同意方得辦理，如因之需要辦理變更登記時，立約人或擔保物提供人願立即辦理變更登記申請應行之一切手續，並負擔其費用。
立約人或擔保物提供人願以善良管理人之注意妥善使用及慎重保管擔保物，絕不鬆怠於修理等保存上應有之行為。擔保物有關之稅捐、修理等一切費用概由立約人負擔照付。

Article 4.（Limitations on the Disposal of Movable Assets and the Obligations for Use and Safeguarding）
Prior to the full repayment of the secured indebtedness and without the written consent of the Bank, the Customer or collateral provider, as the case may be, shall not transfer, mortgage, pledge, lease, pawn, move, or otherwise dispose the collateral.
If there is a need for any change, improvement, enhancement, or abandonment of the collateral, the Customer may do so only after the written consent of the Bank has been obtained. If any change to the registration is required, the Customer or collateral provider, as the case may be, agrees to take all necessary and proper actions relating to the change in registration and bear all related costs and expenses.
The Customer or collateral provider, as the case may be, agrees to use and safeguard the collateral in conformity with the duty of a good administrator, and not to neglect to repair, maintain, or undertake any other safeguarding measures. The Customer shall bear any and all costs, expenses, fees, and charges relating to the taxes, repair, maintenance, or preservation of the collateral.

第五條（擔保物更換、補提）
立約人或擔保物提供人所提供之擔保物，如因非可歸責於　貴行之原因而毀損滅失、變質腐壞、減少價值或有以上情形之虞時，立約人或擔保物提供人願即更換、補提或增提　貴行所同意之擔保物或清償所負一切債務。

Article 5.（Replacement or Supplement of the Collateral）
If the collateral is lost, damaged, destroyed, or decreased in value for whatever reason that is not attributable to the Bank, the Customer or the collateral provider, as the case may be, agrees to immediately replace or supplement the collateral, as requested and approved by the Bank, or immediately repay all indebtedness.

第六條（各種手續之辦理及保險）
依法或依約須辦理擔保物寄倉、繳稅、保險（含續保、加保）、點交、管理、遷移或辦理其他手續者，立約人或擔保物提供人均願照辦，其有關費用及稅捐均由立約人或擔保物提供人負擔。
擔保物能保險者，立約人或擔保物提供人願以　貴行為優先受益人，向保險公司投保足額火險，或　貴行所要求之其他保險，其費用由立約人或擔保物提供人負擔。如怠於投保或續保時，　貴行認為必要時，並得自行代為投保或續保火險或其他保險，其代墊之保險費，立約人或擔保物提供人應即清償墊款之本息，否則　貴行得將代墊保險費之本息併入擔保範圍內優先受償。但　貴行並無代為投保或續保之義務。
擔保物如有滅失，立約人或擔保物提供人願即清償一切債務，或另提供　貴行認可之擔保物，不得以保險公司拒絕或延宕賠款或賠款不足或其他任何理由拒絕清償。

Article 6.（Procedures and Insurance）
In conformity with all laws, regulations, and provisions contained herein and therein, the Customer or collateral provider, as the case may be, shall provide proper storage, pay all taxes and insurance （including, without limitation, any renewal or additional coverage）, deliver, manage, move, or handle any other tasks relating to the collateral. The Customer or collateral provider, as the case may be, shall bear all related costs, expenses, and taxes.
If the collateral is insurable, the Customer or collateral provider, as the case may be, shall designate the Bank as the beneficiary, and duly insure the collateral against fire or any other risks requested by the Bank, at the costs and expenses of that Customer or collateral provider. If the Customer fails to initiate or renew any insurance coverage, the Bank, at its sole discretion, may insure or renew the policy against the risk of fire or any other risks, claims, liabilities, losses, or damages. The Customer shall then immediately reimburse the Bank for the funds advanced to pay the insurance premium and relevant interest, otherwise the Bank may deem and include the funds advanced and relevant interest payment due as an integral part of the indebtedness so secured by the collateral with equal claim of priority. For the avoidance of doubt, the Bank has the right, but not the obligation, to initiate or renew the aforementioned insurance.
If the collateral is lost or destroyed, the Customer or collateral provider, as the case may be, shall immediately repay the indebtedness in full, or, subject to the Bank’s approval, provide additional collateral. The Customer or collateral provider, as the case may be, shall not then refuse to repay the indebtedness in full for any reason including, without limitation, the delay, rejection, or insufficiency of the insurance compensation by the insurance company.

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第七條（擔保物為不動產限制處分及共通援用）
擔保物為不動產時，非經　貴行書面同意，立約人或擔保物提供人絕不擅自蓋建、改建、拆除，或為其他足以減少該抵押不動產價值之一切行為。不動產提供擔保時或以後，如有抵押權、地上權設定或出租、出租或毀損、滅失或價值減少等情事，立約人或擔保物提供人應據實以書面通知　貴行。以上約定，如有違反或為不實陳述致　貴行發生任何損害，立約人或擔保物提供人願負一切民、刑事法律責任。
前項擔保物，不論擔保物提供人提供之先後，　貴行均得共通援用，充為立約人現在（包括過去所負現在尚未清償）及將來業務往來之其他一切債務之擔保，　貴行並得以對立約人之債權總額酌加二成為設定擔保之最高限額。

Article 7.（Restrictions on the Disposal of Immovable Assets and Joint Security）
If the collateral is a piece of real property, the Customer or collateral provider, as the case may be, shall not construct, renovate, demolish, or undertake any other action that may decrease the value of the collateral, without the prior written consent of the Bank. If any mortgages, superficies or leases are created or that piece of real property suffers any losses, damages, or decreases in value after it has become a security interest, the Customer or collateral provider, as the case may be, shall immediately and accurately informed that situation to the Bank in writing. If the Bank suffers any losses or damages due to any breach of the terms and covenants or any inaccuracy in the representation made by the Customer or collateral provider, as the case may be, that Customer or collateral provider shall be fully liable for all civil or criminal responsibilities arising therefrom.
The Bank shall have the full security interest in the foregoing collateral, irrespective of when or the order in which it is provided. The interest secured includes all past and present indebtedness and any indebtedness hereafter created because of the business transaction between the Bank and the Customer. The Bank has the right to set the maximum lien thereof at a value that is 120% of the indebtedness.

第八條（擔保物及憑證之返還或更換）
凡持有　貴行發給立約人或擔保物提供人之擔保物收據、保管證、存摺或蓋有立約人或擔保物提供人之印鑑（或簽名）之受領文件，前往　貴行請求返還或更換擔保物或其權利憑證或其他有關文件者，均視為立約人或擔保物提供人之代理人，　貴行得准予返還或更換之；但　貴行明知或可得而知其無代理權時，不在此限。

Article 8.（Return or Replacement of Collateral and its Certificates）
Any person who requests the Bank to return or replace the collateral, its title certificates, or other related documents or instruments, by tendering the receipt, certificate of custody, account passbook, specimen, or other certificates or invoices initially issued by the Bank to the Customer or collateral provider, as the case may be, is deemed the duly authorized representative of that Customer or collateral provider, and the Bank may then return or replace the collateral accordingly unless the Bank knows or has reasonable grounds to know that aforementioned person is not authorized to do so.

第九條（應收票據）
立約人提供應收票據背書轉讓交付　貴行作為履行債務之擔保或清償方法時，立約人同意下列事項：

1.為便利帳務處理，　貴行得於票據兌現入帳累積至一定金額後，逕行抵償立約人所欠各宗債務，如有不足，立約人仍負完全清償責任。

2.上述應收票據屆期經　貴行提兌入帳後，如經　貴行同意立約人另以超過或相當於已兌現金額之應收票據，依前述方式交付　貴行時，　貴行得將上述已兌現金額撥入立約人在　貴行之帳戶或匯入立約人在其他金融機構之帳戶，立約人對　貴行所負之一切債務，仍應依其所立具之票據、借據等負完全清償責任。

3.上述應收票據，如不獲兌現，經通知立約人處理而不依限辦理或無法通知者，　貴行得視票據債務人經濟情況以低於票面之任何金額與票據債務人和解。

Article 9.（Note Receivable）
If the Customer indorses and transfers a negotiable instrument to the Bank as collateral or repayment of the indebtedness, the Customer agrees to the following:

1. For the convenience of bookkeeping, the Bank may collect the payment made pursuant to that negotiable instrument, accrue it to certain amount, and set it off against the Customer’s indebtedness. The Customer remains liable for any balance of the indebtedness, if any.

2. After the Bank has collected the payment made pursuant to the aforementioned negotiable instrument upon its maturity, subject to the Bank’s prior written consent, the Customer may again provide security by deliver another negotiable instrument of equal or greater value than the one collected by the Bank. The Bank shall then remit, credit, and deposit that amount in the Customer’s account with the Bank or another financial institution. The Customer remains liable for any balance of any and all indebtedness according to its terms and conditions in the related IOUs or negotiable instruments.

3. If the aforementioned negotiable instrument is not accepted or honored, and the Customer fails to handle the situation in a designated time of period or cannot be notified, the Bank may settle the collection matter with that obligor of such negotiable instrument at an amount less than its face value, at the Bank’s sole discretion or depending on the financial condition of the obligor of that negotiable instrument.

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第十條（擔保物變動通知及孳息、補償費之收取）
立約人或擔保物提供人所提供之擔保物倘發生變動，例如損壞、滅失、價值貶落，或所生孳息，或公用徵收或其他原因應由第三人補償時，均應立即通知　貴行，　貴行雖無收取義務但得逕行收取以抵償立約人之債務，且立約人非經　貴行同意不得逕自取償。如怠於前述通知致　貴行受有損害，立約人應負賠償責任。

Article 10.（Notification of Collateral Modification and Collection of Interest or Compensatory Fees）
In the event that any change occurs in the collateral such as a loss, damage or decrease in value, or any interest, any compensation for eminent domain, or for any other reason which shall be compensated by a third party, the Customer shall notify that situation to the Bank immediately. The Bank has the right, but not the obligation, to collect that fund and set it off against the Customer’s indebtedness, and the Customer shall not collect that fund without the Bank’s prior written consent. If the Bank incurs any loss or damage due to failure of the notification with respect thereto, the Customer shall be liable for any and all losses or damages related thereto.

第十一條（部分清償）
連帶借款人或擔保物提供人於擔保之債務為部分清償而請求　貴行按清償比例返還擔保物時，須經　貴行同意後方得辦理，如因之需辦理變更登記時，立約人或擔保物提供人並應負擔其費用。

Article 11.（Partial Repayment）
In the circumstance that there is a partial repayment of the indebtedness, without Bank’s prior written consent, a joint and several debtor or collateral provider, as the case may be, shall not request the Bank to return the collateral in equal proportion pursuant to that repayment. If any change to the registration is thereafter required, that Customer or collateral provider shall be liable for any and all related costs and expenses.

第十二條（登記費用）
立約人或擔保物提供人所提供之擔保物如須登記或過戶者，立約人或擔保物提供人願立即辦理登記或過戶手續，並將證件交由　貴行收執，其因登記或過戶所需之費用概由立約人或擔保物提供人負擔。

Article 12.（Registration Expenses）
If the collateral provided by the Customer or the collateral provider, as the case may be, requires certain registration or title transfer, the Customer or collateral provider, as the case may be, agrees to process the registration or transfer of title immediately and furnishes the Bank all such documents, instruments or materials. That Customer or collateral provider shall also bear all costs and expenses with respect thereto.

第十三條（擔保債權之確定事由）
擔保物若設定為最高限額抵押權及/或最高限額質權時，當有下列事由發生時，貴行無須事先通知，得逕停止授信或交易額度，不再為其他授信或交易：

1.	約定之原債權確定期日屆至者。
2.	擔保債權之範圍變更或因其他事由，致原債權不繼續發生者。
3.	擔保債權所由發生之法律關係經終止或因其他事由而消滅者。
4.	貴行拒絕繼續發生債權或依民法第八百八十一條之五或第八百八十一條之七之情事，債務人（含連帶借款人）或擔保物提供人請求確定者。
5.	貴行聲請裁定拍賣抵押物，或依民法第八百七十三條之一之規定為抵押物所有權移轉之請求，或第八百七十八條規定訂立契約者。
6.	抵押物因他債權人聲請強制執行經法院查封，而為貴行所知悉，或經執行法院通知貴行者。但抵押物之查封經撤銷時，不在此限。
7.	債務人、連帶債務人或抵押人經裁定宣告破產者。但其裁定經廢棄確定時，不在此限。
8.	有民法第八百八十一條之十之情事。
9.	其他事由致原債權確定之情事。

立約人或擔保物提供人不可撤銷地同意於主張最高限額抵押權/或最高限額質權所擔保債權確定者，須以書面表示並寄交　貴行總行之法金信用風險單位，且於送達貴行總行之翌日始生效力。

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Article 13.（Causes of Confirmation of Secured Credit Rights）
If the amount of the encumbrance created on the collaterals is the maximum mortgage amount and/or maximum pledge amount, the Bank may unilaterally suspend the credit extensions or transactions and refrain from engaging in other credit extensions or transactions in case of the occurrence of any of the following events:

（1）The original date of confirmation of the credit rights is due.

（2）The modification of the scope of the secured credit rights or another event causes the original credit rights to stop arising.

（3）The legal relationship from which the secured credit rights arise has been terminated or has extinguished as a result of another event.

（4）The Bank refuses to allow any credit rights to continue to arise, or there is an instance under Article 881-5 or 881-7 of the Civil Code where the Customer （including the jointly and severally liable borrower） or the collateral provider requests for confirmation.

（5）The Bank petitions for a ruling to auction the collaterals, or requests for the assignment of the ownership of the collaterals according to the provision of Article 873-1 of the Civil Code, or the making of an agreement according to the provision of Article 878 of the Civil Code.

（6）The collaterals are attached by the court upon another creditor’s petition for compulsory execution, and the Bank is aware of, or has been notified by the execution court of this fact. However, this restriction shall not apply to the circumstance where the attachment on the collaterals is revoked.

（7）The Customer, the jointly and severally liable debtor, or the mortgagor/pledgor is adjudicated bankrupt by the court. However, this restriction shall not apply to the circumstance where the court’s adjudication is annulled and the annulment is confirmed.

（8）There is an instance as mentioned in Article 881-10 of the Civil Code.

（9）There are other circumstances which cause the original credit rights to be confirmed.

The Customer or the collateral provider irrevocably agrees that, where it asserts confirmation of the credit rights secured by a maximum mortgage amount/ maximum pledge amount, such assertion shall be made in writing and posted or delivered to the Credit Risk Unit of the Corporate Banking Department of the Bank’s head office, and that the assertion shall become effective only on the day after the date on which it was served on the Bank’s head office.

15

戊：基準利率等條款 （E：Base Interest Rate）

壹、基準利率（季）指標

【基準利率（季）指標】係由『台北金融業拆款定盤利率』（簡稱TAIBOR） 三個月期報價之月平均利率加『本行作業成本』組合而成。

（一） 取樣資訊來源以＜中華民國銀行公會金融業拆款中心＞每日FIXING

RATE所公告資訊為取樣之標準。

（二） 指數調整頻率：每三個月（每季）定期調整乙次。

Ⅰ 利率生效日	1/13 ~ 4/12	4/13 ~ 7/12	7/13 ~ 10/12	10/13 ~ 1/12
Ⅱ 取樣日	12/1 ~ 12/31	3/1 ~ 3/31	6/1 ~ 6/30	9/1 ~ 9/30

A. 基準利率（季）指標調整日期固定每年1/13、4/13、7/13、10/13日，由本行更換牌告及重新訂價。

B. 月平均利率取樣：每年3月、6月、9月、12月之三個月期TAIBOR利率月平均數（一般算數平均數，取百分率之小數2位，小數點後第3位起四捨五入）。

（三） 如上述基準利率（季）指標調整日遇逢例假日時，則以次一營業日為調整日。

（四） 於重大不可抗力因素發生，以致中國信託基準利率（季）指標偏離正常市場利率水準時，中國信託得於10天前，於中國信託之營業場所、中國信託網站或報章雜誌公告，並向央行核備後，更改基準利率（季）指標之結構。

One: Quarterly Base Rate Benchmark

The definition of Quarterly Base Rate Benchmark：The monthly average rate of three-month “Taipei Interbank Offered Rate” （hereinafter TAIBOR） plus the “Bank’s operation costs”.

1.	The information is sourced from the FIXING RATE published daily by the Bankers Association of the Republic Of China, Taipei Interbank Money Center.
2.	The adjustment will be made once every three months:
Ⅰ Interest Rate Effective Date	1/13 ~ 4/12	4/13 ~ 7/12	7/13 ~ 10/12	10/13 ~ 1/12
Ⅱ Sample Date	12/1 ~ 12/31	3/1 ~ 3/31	6/1 ~ 6/30	9/1 ~ 9/30

（(1) “Quarterly Base Rate” is adjusted and announced by the Bank on each January 13, April 13, July 13, and October 13 of each year.

（2） The monthly average rate were sampling from the monthly average rate of three-month TAIBOR rate on March, June, September, and December of each year （which shall be the arithmetic average with the averages rounded to the nearest hundredth）.

3.	If the “Quarterly Base Rate” adjustment date falls on a weekend or holiday, the adjustment will be postponed to the first business day immediately following the purported adjustment date and that date will be deemed the adjustment date with respect thereto.
4.	If an event of Force Majeure occurs that results in the Base Rate of the Bank to deviate from the market rate, the Bank has the right to change the composition formula of its Base Rate; on the condition that, at least 10 days prior to that change and subject to the approval from the Central Bank of China, the Bank first publishes the changed composition formula of the Base Rate at the Bank’s business locations, its website, in the newspaper, magazine or other mass media.

貳、基準利率（月）指標

【基準利率（月）指標】係由『台北金融業拆款定盤利率』（簡稱TAIBOR）三個月期報價之月平均利率加『本行作業成本』組合而成。

（一） 取樣資訊來源以＜中華民國銀行公會金融業拆款中心＞每日FIXING

RATE所公告資訊為取樣之標準。

（二） 指數調整頻率：每月定期調整乙次。

Ⅰ 利率生效日	每月13日 ~ 次月12日
Ⅱ 取樣日	利率生效日前一月1日 ~利率生效日前一月最後一日
A.	基準利率（月）指標調整日期固定每月13日，由本行更換牌告及重新訂價。

B.

月平均利率為利率生效日前一月之三個月期TAIBOR利率月平均數（一般算數平均數，取百分率之小數2位，小數點後第3位起四捨五入）。

（三） 如上述中信銀基準利率（月）指標調整日遇逢例假日時，則以次一營業日為調整日。

（四） 於重大不可抗力因素發生，以致中國信託基準利率（月）指標偏離正常市場利率水準時，中國信託得於10天前，於中國信託之營業場所、中國信託網站或報章雜誌公告，並向央行核備後，更改基準利率（月）指標之結構。

16

Two: Monthly Base Rate Benchmark

The definition of Monthly Base Rate Benchmark：The monthly average rate of three-month “Taipei Interbank Offered Rate” （hereinafter TAIBOR） plus the “Bank’s operation costs”.

1. The information is sourced from the FIXING RATE published daily by the Bankers Association of the Republic Of China, Taipei Interbank Money Center.

2. The adjustment will be made once every month:

Ⅰ Interest Rate Effective Date	the 13th day of current month ~ the 12th day of next month
Ⅱ Sample Date	the 1st day of the month prior to the interest rate taking effect ~ the last day of that month

(1) “Monthly Base Rate” is s adjusted and announced by the Bank at the 13th day of each month.

(2) The monthly average rate shall be determined based upon the three-month TAIBOR average rate of the month prior to the instant effective month (which shall be the arithmetic average with the averages rounded to the nearest hundredth).

3. If the “Monthly Base Rate” adjustment date falls on a weekend or holiday, the adjustment will be postponed to the first business day immediately following the purported adjustment date and that date will be deemed the adjustment date with respect thereto.

4. If an event of Force Majeure occurs that results in the Base Rate of the Bank to deviate from the market rate, the Bank has the right to change the composition formula of its Base Rate; on the condition that, at least 10 days prior to that change and subject to the approval from the Central Bank of China, the Bank first publishes the changed composition formula of the Base Rate at the Bank’s business locations, its website, in the newspaper, magazine or other mass media.

参、企業換利指數（季）：

【企業換利指數】係由『台幣一年期IRS利率』月平均數所構成。

（一） 取樣資訊來源以＜彭博社＞每日TDSWO1 AVG RATE所公告資訊為取樣之標準。

（二） 指數調整頻率：每三個月（每季）定期調整乙次：

Ⅰ 利率生效日	1/13 ~ 4/12	4/13 ~ 7/12	7/13 ~ 10/12	10/13 ~ 1/12
Ⅱ 取樣日	12/1 ~ 12/31	3/1 ~ 3/31	6/1 ~ 6/30	9/1 ~ 9/30

A. 企業換利指數（季）調整日期固定每年1/13、4/13、7/13、10/13日，由本行更換牌告及重新訂價。

B. 『台幣一年期IRS利率』月平均利率為每年3月、6月、9月、12月之月平均數（一般算數平均數，取百分率之小數2位，小數點後第3位起四捨五入）。

（三）如上述【企業換利指數】調整日遇逢例假日時，則以次一營業日為調整日。

（四）於重大不可抗力因素發生，以致中國信託【企業換利指數】偏離正常市場利率水準時，中國信託得於10天前，於中國信託之營業場所、中國信託網站或報章雜誌公告，逕自將訂價指數更改為【基準利率】，並按原簽訂之承作利率繼續承作。

Three: Quarterly Index 1 Rate Benchmark

The “Index 1 Rate” is composed of the monthly average of the One-Year New Taiwan Dollar IRS Interest Rate.

1.The information is sourced from the TDSWO1AVG RATE published daily by the Bloomberg.

2.The adjustment will be made once every three months:

Ⅰ Interest Rate Effective Date	1/13 ~ 4/12	4/13 ~ 7/12	7/13 ~ 10/12	10/13 ~ 1/12
Ⅱ Sample Date	12/1 ~ 12/31	3/1 ~ 3/31	6/1 ~ 6/30	9/1 ~ 9/30

（1） “Quarterly Index 1 Rate” is adjusted and announced by the Bank on each January 13, April 13, July 13, and October13 of each year.

（2）The monthly average interest rate of the One-Year New Taiwan Dollar IRS Interest Rate is the average of the monthly rates of one-year New Taiwan Dollar IRS interest rate taken on each March, June, September, and December of each year （which shall be the arithmetic average with the averages rounded to the nearest hundredth）.

3. If the “Index 1 Rate” adjustment date falls on a weekend or holiday, that adjustment will be postponed to the first business day immediately following the purported adjustment date and that date will be deemed the adjustment date with respect thereto.

4. If an event of Force Majeure occurs that results in the Index 1 Rate to deviate from the market rate, the Bank shall have the right to change the pricing index to the Base Rate; on the condition that, at least 10 days prior to that change, the Bank first publishes that change at the Bank’s business locations, its website, in the newspaper, magazine or other mass media.

17

肆、企業換利指數（月）：

【企業換利指數】係由『台幣一年期IRS利率』月平均數所構成。

（一）取樣資訊來源以＜彭博社＞每日TDSWO1 AVG RATE所公告資訊為取樣之標準。

（二）指數調整頻率：每月定期調整乙次：

Ⅰ 利率生效日	每月13日 ~ 次月12日
Ⅱ 取樣日	利率生效日前一月1日 ~利率生效日前一月最後一日

A. 企業換利指數（月）調整日期固定每月13日，由本行更換牌告及重新訂價。

B. 『台幣一年期IRS利率』月平均利率為利率生效日前一月之月平均數（一般算數平均數，取百分率之小數2位，小數點後第3位起四捨五入）。

（三）如上述【企業換利指數】調整日遇逢例假日時，則以次一營業日為調整日。

（四）於重大不可抗力因素發生，以致中國信託【企業換利指數】偏離正常市場利率水準時，中國信託得於10天前，於中國信託之營業場所、中國信託網站或報章雜誌公告，逕自將訂價指數更改為【基準利率】，並按原簽訂之承作利率繼續承作。

Four: Monthly Index 1 Rate Benchmark

The “Index 1 Rate” is composed of the monthly average of the One-Year New Taiwan Dollar IRS Interest Rate.

1.The information is sourced from the TDSWO1 AVG RATE published daily by the Bloomberg.

2.The adjustment will be made once every months:

Ⅰ Interest Rate Effective Date	the 13th day of Current Month ~ the 12th day of Next Month
Ⅱ Sample Date	the 1st day of the month prior to the interest rate taking effect ~ the last day of that month

（1）“Monthly Index 1 Rate” is adjusted and announced by the Bank at the 13th day of each month.

（2）The monthly average interest rate of the One-Year New Taiwan Dollar IRS Interest Rate shall be determined based upon the average rate of the month prior to the instant effective month （which shall be the arithmetic average with the averages rounded to the nearest hundredth）.

3. If the “Index 1 Rate” adjustment date falls on a weekend or holiday, that adjustment will be postponed to the first business day immediately following the purported adjustment date and that date will be deemed the adjustment date with respect thereto.

4. If an event of Force Majeure occurs that results in the Bank’s Index 1 Rate to deviate from the market rate, the Bank shall have the right to change the pricing index to the Base Rate; on the condition that, at least 10 days prior to that change, the Bank first publishes that change at the Bank’s business locations, its website, in the newspaper, magazine or other mass media.

己：個別授信特別約款 （F：Special Provisions for Individual Credit Lines）

一般授信契約（General Credit Line Agreement）：

第一條（授信額度）
以立約人與 貴行約定之額度為限。

Article 1 （Credit Line）
This credit line is limited to the amount agreed upon between the Customer and the Bank.

第二條（借款期間）
自立約日起至立約人履行或清償有關本契約之一切債務及義務之日，或與貴行另行約定之日止。

Article 2.（Term of Credit Facility）
The term under and pursuant hereto shall begin on the date hereof and terminate on either the date the Customer fully performs all of its obligations hereunder or on a date otherwise agreed by the Bank and the Customer.

第三條（利息、還款方式及手續費）
依與貴行約定或規定之方式給付及還款。

Article 3.（Interest, Repayment Procedure, and Administrative Fees）
Payment and repayment under and pursuant hereto shall be made by the Customer in accordance with the method set forth by the Bank or as agreed by the Bank and the Customer.

透支契約（Overdraft Agreement）：

第一條（透支帳戶）
本透支自立約日起在　貴行約定支票存款帳戶，由立約人簽發支票或（及）經　貴行認可之其他票據支用。上述帳戶於立約日前所透支餘欠，併依本透支契約履行清償責任。

Article 1.（Overdraft Account）
Beginning on the date hereof, the Customer shall utilize any and all overdrafts from the checking deposit account that the Customer opened with Bank by issuing a cheque or cheques, or any other negotiable instrument approved by the Bank. The Customer shall also repay all overdrafts occurred prior to the date hereof in accordance with the terms and conditions hereof.

18

第二條（透支利息）
本透支款項按立約人與　貴行約定之年利率計付，每月結息一次，同時滾入原本借記透支入帳。如本息合計超過原約定透支限額時，立約人應立即將超過之數額償還。

Article 2.（Interest）
The interest rate of the aforementioned overdrafts will be calculated by using the annual interest rate agreed by or between the Customer and the Bank on a monthly basis, and rolled over into the account overdrafted. If the principal and interest amounts exceed the agreed overdraft limit, the Customer shall immediately repay the excess amount.

第三條（透支期間及違約金）
本透支期間自立約日起至約定之日止，期滿即由立約人將本息如數清償，逾期償還時按約定利率計付利息及違約金。
貴行如認為立約人對透支款運用不當或基於其他原因，得隨時減少透支限額或停止支付立約人已簽發之支票或（及）其他票據，並得隨時通知於限期一個月之內償還全部透支本息，均不受本契約所約定還款期限之拘束，立約人均願完全遵辦絕無異議，如因涉及第三人致發生任何糾葛責任或支出時，均由立約人完全負責理清，如　貴行因此受有任何損害，均歸立約人完全負責賠償。
任何損害，均歸立約人完全負責賠償。

Article 3.（Term of Overdraft and Penalties）
The term of the overdraft begins on the date hereof and terminate on the agreed upon date, whereupon the Customer shall immediately repay the full amounts of the principal and interest. Any and all default interest and penalties incurred therein will be calculated in accordance with the agreed interest rate.
If the Bank determines that the Customer’s use of the overdraft proceeds is improper, or if any other reason exists, the Bank may, at any time, decrease the overdraft limit or refuse to honor cheques or other negotiable instruments and further notify and request the repayment of the overdraft amounts of principal and interest within one month, irrespective of any repayment period set forth herein or elsewhere. The Customer shall then immediately comply therewith and thereto without objection. The Customer shall bear full responsibility of any controversy or dispute with a third party arising as a result therefrom, and if the Bank incurs any loss or damage as a result thereof, the Customer shall further compensate and indemnify the Bank for any and all costs and expenses thereof.

委任保證契約（Guarantee Agreement）：

第一條（委任保證之對象、範圍、限額、責任、及期間）
立約人委任　貴行擔任保證人，依下列委任事項向第三人（以下簡稱第三債權人）出具保證書類：

1.委任保證範圍：以貴行簽發之保證文件為準。

2.委任保證限額：以立約人與 貴行約定之額度為限。

3.委任保證責任：立約人未履行與第三債權人約定事項時，一經該第三債權人書面請求，　貴行應立即無條件履行保證責任，並放棄先訴抗辯權及保證人其他抗辯權。

4.委任保證期間：以　貴行簽發之保證文件為準。

5.其他委任事項：依立約人與第三債權人之約定或第三債權人之要求為準。

Article 1.（Counter Party, Scope, Limits, Responsibilities and Term）
The Customer hereby delegates the Bank to act as a guarantor and provide any third party （hereinafter referred to as the “Third Party Creditor”） with the guarantee documents and instruments in accordance with the following terms and conditions:

1. Scope of the Guarantee: the scope of the guarantee herein is as set forth in the guarantee documents or instruments issued by the Bank.

2. Limit of the Guaranteed Amount: the guarantee amount herein is limited to the amount agreed between the Customer and the Bank.

3. Responsibilities of the Guarantee: if the Customer fails to perform any term or condition under or pursuant to any agreement between the Customer and the Third Party Creditor, upon receiving written notice from the Third Party Creditor with respect thereto, the Bank shall immediately perform its guarantor’s obligations as a primary obligor without the right of benefit of discussion or other objection.

4. Term of the Guarantee: the term herein is as set forth in the guarantee documents or instruments issued by the Bank.

5. Other delegation items shall comply with any and all terms and conditions set forth in the agreement between the Customer and Third Party Creditor or the request by the Third Party Creditor.

第二條（契約存續期間）
本契約存續期間為自訂約之日起至立約人履行或清償有關本契約立約人應履行之一切義務或應付一切款項之日止，於存續期間，立約人得於委任保證限額內一次或分次或循環委任　貴行辦理前條保證事項。凡於存續期間，　貴行依立約人申請所簽發之保證書類均有效力，縱　貴行墊款日期在上揭期限之後，立約人仍負完全清償責任。

Article 2.（Term）
The term of this agreement begins on the date hereof and terminates on the date that the Customer fully performed all of its obligations and repay all of its indebtedness. During the term of this agreement, the Customer has the discretion to request the Bank to provide guarantee at once, in multiple instances, or as a revolving guarantee facility within the limits of the guaranteed amount. All the guarantee documents or instruments signed by the Bank during the term of this agreement will be valid and effective. If the Bank disburses or advances any guarantee payment subsequent to the term hereof, the Customer shall remain fully liable to reimburse the Bank for the full amount.

19

第三條（保證人手續費率）
本契約委任保證手續費費率，依貴行核定之費率及規定給付之，但每筆最低保證手續費以新臺幣一仟元整計付，其分次或循環委任　貴行保證時，亦應依貴行規定或分次或於循環使用時依約定給付之。保證手續費應於　貴行簽發保證書類前付清，否則　貴行得拒絕簽發保證書類。有關本契約一切應付稅捐或應扣繳之稅捐由立約人自理，如有結匯費，貸款手續費、郵電費及其他一切費用時，立約人亦應另行加付。

Article 3.（Guarantee Service Fees）
The guarantee service fee referenced herein must be paid according to the Bank’s approved rate and relevant rules of the Bank; provided, however, the minimum charge will be NT$1,000. If the Bank provides the guarantee in multiple instances or as a revolving facility, the fees must be paid according to the Bank’s regulations applicable thereto. The guarantee service fee must be paid in full prior to the Bank’s signing of the guarantee documents or instruments; otherwise the Bank may refuse to sign those documents or instruments. All taxes payable or to be withheld must be the paid or withheld by the Customer. If any exchange settlement fees, loan administration fees, postage, telephone charges, or any and all other costs and expense is incurred, the Customer shall also be liable thereto and reimburse the Bank in full.

第四條（解除保證責任前之手續費收取標準）
立約人未能在　貴行保證之期限內履行與第三債權人之約定事項，或保證期限屆滿未申請展期，或申請展期未經　貴行核准者，立約人除應立即履行與第三債權人之約定事項外，並按未履行之委任保證餘額（以　貴行帳冊所記載之保證餘額或經第三債權人以書面解除　貴行保證責任後之餘額為準），照前條約定支付保證手續費，其逾期在六個月以內者，以半年期計付，超過六個月而未逾一年者，以一年期計付，逾期一年以上者，以此類推，並於逾期日起七日內付清。但保證期限若有縮短時，對於已付費用不得主張退還。

Article 4.（Service Fees Prior to Termination of Guarantee Obligation）
If the Customer fails to perform its obligations to the Third Party Creditor during the term of the Bank’s guarantee period, or the Customer fails to file for an extension thereof, or fails to be granted an extension thereof by the Bank, the Customer shall then immediately perform its obligations and pay the aforementioned guarantee service fees on that portion of the obligation that the Customer fails to perform to the Third Party Creditor （to be evidenced by the books and records of the Bank and as calculated by the remaining amounts of guarantee that the Bank has disbursed or advanced after deducting the amounts of the repayment that has been waived by the Third Party Creditor in writing）. If the Customer defaults its reimbursement of the amounts of guarantee payment previously disbursed or advanced by the Bank for a period less than six months, the guarantee service fees will be calculated on a six months basis; if the Customer defaults for more than six months but less than one year, that fee will be calculated on a twelve months basis and so on based on a six months unit. The guarantee service fee must be paid within seven days after its maturity. If the guarantee period is shortened, the paid fees will not be refunded.

第五條（代墊款之本息違約金計算）
貴行代償委任保證金額及本保證有關滯納費、利息、違約金、遲延利息、其他費用及一切支付款項時（倘　貴行實際代償金額超過保證總額時，以 貴行代償金額為準），立約人願立即清償　貴行代償金額，並願自 貴行代償之日起至立約人清償該款之日止，按照代償當時 貴行基準利率加四％計付利息，如 貴行代償後調整利息時，願自調整日起改按　貴行新訂之基準利率加四％調整之，且在　貴行代償之日起計付約定之違約金。

Article 5.（Principal, Interest, and Penalty for Advanced Funds）
If the Bank disburses or advances funds in connection with the delegated guaranteed payment and any other charges for delay payment, interest, penalties, delayed interest, or any other costs or expenses related to the guarantee, the Customer shall immediately reimburse the amounts disbursed or advanced by the Bank, notwithstanding that the amounts so disbursed or advanced by the Bank exceeds the limit of the guarantee amount. The Customer shall further repay the Bank interest payment on the amounts so disbursed or advanced by the Bank at the interest rate that is the Bank’s Base Rate plus 4% per annum. If the Bank adjusts any of its relevant interest rate subsequent to the date of the funds were disbursed or advanced, the Customer shall repay the Bank in accordance with the newly established Primate Rate plus 4% per annum calculated from the date of that adjustment and pay any and all penalties calculated and applied from the date of the funds were disbursed or advanced by the Bank.

第六條（外幣匯率變動風險）
保證金額以外幣為計算單位時，其匯率之變動風險由立約人負擔，如因外幣匯率變動，致　貴行遭受損失時，立約人願負全部賠償之責，本契約保證之外幣金額折算為新臺幣，除另有約定外，均按照保證期間之最高匯率計算或由　貴行決定。

Article 6.（Fluctuation of Foreign Currency Exchange Rate）
If the guaranteed amount is calculated based on a foreign currency, the risk of exchange rate fluctuation shall be borne by the Customer. If the Bank incurs any loss or damage as a result of exchange rate fluctuations, Customer agrees to fully compensate and indemnify the Bank thereof. Except as otherwise agreed, the conversion of the foreign currency guaranteed amount into New Taiwan Dollars will be calculated based on the most adverse exchange rate during the guarantee period, or as otherwise determined by the Bank.

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第七條（記帳稅捐之清繳）
貴行為立約人辦理保證外銷品原料、半成品、成品之稅捐記帳事項時，如立約人沖銷期限屆滿，保稅原料仍有全部或一部尚未加工出口時，立約人除依法向財政部申請延展獲准外，應立即向海關繳清應追繳之稅款及自稅款記帳之翌日起至稅款繳清之日止，照記帳稅款按日加徵萬分之五之滯納金，否則　貴行得逕行代償，並處分擔保品，或向立約人，或連帶保證人追償。

Article 7.（Payment of Taxes）
If the Bank guarantees the tax payment of any of Customer’s raw export materials, work-in-process, or finished goods, and if all or a part of the taxed materials are not processed or exported by the end of the guarantee period, the Customer shall apply for an extension thereof with the Ministry of Finance and immediately pay all remaining taxes payable to the customs administration. The Customer shall further pay the charges for delay payment, calculated by compounding daily 0.05% of the taxable amount, for the period beginning on the date that tax payment is incurred to the date that that tax payment is fully paid. Otherwise, the Bank may pay the tax payment on Customer’s behalf, and either dispose of the collateral or request reimbursement from the Customer or request the contribution from other joint and several guarantors.

第八條（無條件履行保證責任）
立約人未履行與第三債權人之約定事項時，一經第三債權人書面通知　貴行履行保證責任後，　貴行基於本契約所簽發之保證書類，得無條件直接履行保證責任，立約人不得以其與第三債權人或任何第三人間之抗辯事由對　貴行主張免責，亦不得以天災、地變、戰爭等不可抗力之事由或其他任何事由對　貴行主張免責。

Article 8.（Unconditional Performance of Guarantee）
If the Customer fails to perform its obligations to the Third Party Creditor as agreed, immediately upon the Bank’s receipt of a written notice to fulfill its guarantee obligations by that Third Party Creditor, the Bank may unconditionally perform its guarantee obligations, based on the documents and instruments signed by the Bank under and pursuant hereto. The Customer shall not defend its reimbursement obligation to the Bank by setting up any defenses that it has against that Third Party Guarantor or due to any war, natural disaster, or other Force Majeure event.

委任票據承兌（或保證）契約（Agreement for Acceptance and Guarantee of Negotiable Instruments）：

第一條（契約有效期間）
本契約有效期間自訂定之日起生效，至立約人履行或清償有關本契約立約人應履行之一切義務或應付一切款項之日止。

Article 1.（Term）
The term of this agreement begins on the date hereof and terminates on the date the Customer fully performs all of its obligations and repays all of its indebtedness hereunder.

第二條（額度）
本契約額度以立約人依本契約向 貴行申請承兌之匯票或保證之本票所出具之約定動用（循環或非循環）之保證金額文件。

Article 2.（Amount）
The amount hereof is as set forth in the documents, agreements and instruments （revolving or non-revolving） presented by the Customer to the Bank, under this agreement, for acceptance of bills of exchange or payment of guaranteed promissory notes.

第三條（每筆票據承兌或保證之期間限制）
立約人依本契約向　貴行申請承兌之匯票或保證之本票，自承兌或保證之日起算至票據到期日為止，最長不得超過約定天數，並應以　貴行為付款人或擔當付款人及以　貴行所在地為付款地。

Article 3.（Time Limits on Acceptances or Guarantees of Negotiable Instruments）
With respect to the application to the Bank for acceptance of any bills of exchange or payment for any guaranteed promissory notes, the period between the date that the Bank undertakes to accept or guarantee and the maturity date of the relevant bill of exchange or promissory note shall not exceed the agreed period. The Bank shall be the drawee or the paying agent of the drawee and the Bank’s place of business shall be the place of the payment.

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第四條（墊付利息及違約金）
立約人委請　貴行承兌或保證票據，應於其票載到期日前將應付之票款繳存　貴行以備兌付，倘有遲延而由　貴行墊款兌付時，於接到　貴行通知後，不問何種情形，立約人願立即清償墊付之票款外，並願自　貴行墊款之日起，就墊付之票款按墊付當時　貴行基準利率加四％，如　貴行調整利率時，願自調整日起改按　貴行新訂之基準利率加四％計付遲延利息，另願照　貴行規定給付違約金。

Article 4.（Advanced Interest and Default Penalties）
If the Customer requests the Bank to accept or guarantee the payment of a negotiable instrument, prior to the maturity date thereof, the Customer shall deposit sufficient funds into the Customer’s account with the Bank for the purpose of making the payment thereof. If that deposit is delayed for any reason, and the Bank advances any funds thereof, after receipt of notice from the Bank, the Customer shall immediately reimburse the Bank for the funds so advanced and any applicable interest, penalties, fees, charges, costs and expenses thereof. The interest rate will be calculated form the date of Bank’s advance and will be calculated based on the Bank’s Base Rate at that date plus 4% per annum. If the Bank adjusts its relevant interest rate, that portion of the interest on or after the adjustment date will be calculated based on Bank’s newly adjusted Base Rate plus 4% per annum. The Customer shall also pay any and all penalties in accordance with the Bank’s policies, regulations and guidelines.

第五條（手續費）
立約人應照約定或　貴行規定之計付　貴行手續費，並應於票據承兌或保證時一次付清，惟每筆最少新臺幣一千元整。

Article 5.（Service Fees）
The Customer shall pay the Bank any and all service fees incurred by the Customer to the Bank pursuant to the provisions contained herein or in the Bank’s policies, regulations or guidelines. The payment must be made at once at the time of the acceptance or guarantee, provided that the amount thereof shall be more than NT$1,000.

第六條（墊款後清償責任）
立約人依本契約書委託　貴行承兌或保證票據所負之債務，縱使　貴行墊款而發生之日期在約定承兌或保證期限之後，立約人仍應依本契約書各條之規定，負清償責任。
立約人依本契約書委託　貴行承兌或保證票據，而致　貴行墊款或（及）受損害時，無論立約人有無過失，立約人應立即清償票款，遲延利息，違約金及各項費用以及賠償　貴行所受之損害，決不以任何事由抗辯或拒絕清償。

Article 6.（Reimbursement of the Advances）
Notwithstanding that the Bank advanced the funds subsequent to the agreed upon acceptance date or the guarantee period, the Customer shall compensate and reimburse the Bank for the performance of all of its obligations resulting therefrom under or pursuant to the Customer’s request.
If the Bank advances any funds or suffers any losses or damages as a result of its performance in compliance with the Customer’ instruction to accept or guarantee one or more negotiable instruments, irrespective of whether the Customer is at fault, the Customer shall immediately repay the amounts of the negotiable instrument, delay interest, penalties and all other fees, charges, costs, and expenses, and shall compensate and reimburse the Bank for all losses and damages incurred thereby, unconditionally and without any objection.

委任開發國內信用狀契約（Agreement for Delegation to Draw Domestic Letters of Credit）：

第一條 本契約存續期間，自立約日起至立約人履行或清償有關本契約立約人應履行之一切義務或應付一切款項之日止。
本契約項下信用狀所開立之匯票，其匯票到期日縱在上項期限之後，立約人仍負清償之責任。
立約人向　貴行申請開發信用狀時，應送開發信用狀申請書及　貴行要求之有關文件，並向　貴行申請墊款。立約人願依本契約之規定，清償因上述申請開發信用狀所發生之每筆債務。

Article 1. The term of this agreement begins on the date hereof and terminates on the date the Customer fully performed all of its obligations and repay all of its indebtedness. With respect to a draft issued under a letter of credit that is issued pursuant to a provision contained herein, notwithstanding that the maturity date of that draft is subsequent to the expiration of the term hereof, the Customer remains liable for all obligations thereof.
When the Customer applies to the Bank for the issuance of a letter of credit, the Customer shall deliver to the Bank the relevant application form and all other documents, instruments or materials requested by the Bank as well as apply for an advance of funds from the Bank. The Customer agrees to repay each of the indebtedness incurred by the Bank in connection with the issuance of the letters of credit thereof by the Bank.

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第二條 本契約所稱國內信用狀係指開發國內即期信用狀及（或）國內遠期信用狀，其中國內遠期信用狀項下所開具之匯票期限，最長不得超過約定天數。

Article 2. The domestic letters of credit referred herein mean the domestic sight letters of credit or domestic usance letters of credit, as the case may be. The term of the draft issued under the domestic usance letters of credit shall not exceed the agreed time period.

第三條 立約人承認每筆開發信用狀申請書所列金額與其所發生利息及一切費用，為　貴行代立約人保證付款或墊款之金額，並同意以開發信用狀申請書及其信用狀項下匯票等有關文件為憑，授權貴行支付每筆信用狀項下之匯票票款。

Article 3. The Customer acknowledges that the amounts set forth in its application for the issuance of letter of credit and all interest and charges resulting there from are the amounts that the Bank advances or guarantees the payment on behalf of the Customer. By the application for the issuance of a letter of credit or any or all documents or instruments relating to the draft there under, the Customer authorizes the Bank to pay any amount shown on the relevant drafts drawn under each of the letters of credit.

第四條 立約人應於每次申請開發信用狀時，預先將匯票本息金額開具免除作成拒絕證書且以　貴行為擔當付款人之本票交與　貴行存執，以為清償立約人依本契約對　貴行所負債務之方法。

Article 4. In every instance that the Customer applies for the issuance of a letter of credit, it shall first deliver to the Bank a promissory note which does not require a certificate of protest for its enforcement and where the Bank serves as the paying agent. That promissory note is served as the repayment method for all of the Customer’s indebtedness incurred hereunder.

第五條 立約人承認立約人依第四條規定交付　貴行之本票係備償立約人依本契約所負債務之方法，即民法上所謂間接給付，與立約人依本契約應負之債務並存。

Article 5. The Customer acknowledges that the promissory note that was delivered to Bank pursuant to the foregoing Article 4 is the method by which the Customer shall repay its indebtedness created hereunder, which method is the indirect payment method under the Civil Code, and shall exist in conjunction with the indebtedness incurred hereby.

第六條 依本契約上之信用狀所提示之匯票及附屬單據，如經　貴行審查認為形式上與信用狀所載條件符合時即得墊款或承兌墊款後，不論經　貴行書面或口頭通知，立約人願自　貴行墊付日起十日內清償每筆墊款並支付其利息，墊款利息按墊款日　貴行所訂基準利率加四％一次計付；如係承兌，則願於承兌匯票到期日前將其票款交存　貴行備付。若超過上述期限，立約人仍未清償或交存備付票款，則願自墊款日或匯票到期日起，按各該日　貴行新臺幣基準利率加四％支付利息，並另按　貴行規定之計付違約金。
前項匯票或單據等，縱在事後證實其為偽造、變造或因其他原因發生糾紛（包括貨品品質或數量與單據不符等情事）時，亦與　貴行無涉，立約人絕不以任何理由為抗辯而拒絕付款。

Article 6. In accordance with the Bank’s review and determination, if the drafts and all related documents, presented in accordance with the provisions set forth in the letter of credit issued pursuant to this Agreement match the form and substance set forth in that letter of credit, the Bank shall immediately advance, or accept and advance, the issued amounts thereto. Irrespectively of whether the Customer is notified orally or in writing, the Customer shall repay with interest all funds advanced within 10 days from the date of that advance. Interest payable for the advanced amounts will be calculated based on the Base Rate of the Bank at the date of the advance, plus 4% per annum. In the circumstance of acceptance, the Customer shall then deposit the amounts in equivalent to the issued amounts to an account opened with the Bank prior to the maturity date. If the aforementioned period has expired, and the Customer fails to repay or deposit those amounts, the Customer shall immediately pay the interest, calculated according to the Bank’s New Taiwan Dollar Base Rate plus 4% per annum, plus all penalties incurred in accordance with the Bank’s policies, regulations, and guidelines.
Notwithstanding any controversy or dispute arising from the discovery that the aforementioned drafts or documents related thereto, were forged, changed or altered, or there exists any other reason, （including, without limitations, the instance where the product quality or quantity deviates from what is shown on the documents or instruments）, the Bank shall not be responsible thereto, and the Customer shall not, for any reason, object to or refuse payment.

第七條 立約人申請開發信用狀應負擔之各項手續費，經　貴行通知隨即繳付。

Article 7. Upon receipt of notice from the Bank, the Customer shall immediately pay any and all charges and expenses incurred in connection with the application and issuance of letters of credit.

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第八條 非因可歸責於　貴行之事由，致本契約信用狀因傳達機關傳遞中發生之錯誤或遲延，或專門術語解釋上之錯誤，及單證、或單證所載貨品、或貨品之品質或數量或價值等之有全部或一部滅失或遲延或未抵達交貨地，以及貨物無論在運輸中或運抵後，或因未經保險或保額不足、或因任何第三者之阻滯或扣留，及其他因素等情事，以致喪失或損害時，均與　貴行無涉。在以上任何情形之下，該信用狀款項仍由立約人全額照付。

Article 8. So long as it is not attributable to the fault of the Bank, the Bank shall not be responsible for any error or delay occurred during the transmission of the letter of credit issued pursuant hereto by the transmission agency, any error in interpreting any technical terminology thereto, any delay in arriving at the place of delivery, any losses, damages, deterioration or destruction, whether in quality, volume, or value of the documents or the goods shown on the documents, any losses or damages occurred during their transportation or subsequent to their arrival at the place of delivery resulting from the insufficiency of the insured amount or the lack of insurance thereof, any hindrance, confiscation, or detention by a third party or for any other reason or reasons whatsoever. Notwithstanding the occurrence of any of the above event, the Customer shall pay the full issued amount under that letter of credit.

第九條 依每筆信用狀之記載所採購之貨物，如因信用狀受益人不履行契約、交貨遲延或其他不可抗拒之情事，致發生損失時，均由立約人負擔。

Article 9. If any losses or damages occur to the purchased goods shown on the letter of credit resulting from any failure to perform, delivery, or delay by the beneficiary of the letter of credit, or resulting from any other force majeure event, the Customer shall bear all responsibility.

第十條 對信用狀項下有關作業、責任、義務、本契約如有未盡事宜，立約人同意將現行國際商會所頒訂之「信用狀統一慣例與實務」及貿易條件解釋之國際規則中所訂各項條款作為本契約內容之一部份並受其拘束。

Article 10. If any matter with respect to the operation, responsibilities, or obligations under the letter of credit is not provided herein, the Customer agrees that the Uniform Customs and Practice for Documentary Credits set forth by the International Chamber of Commerce, and the INCOTEREMS shall be incorporated therein as an integral part thereof. The Customer agrees to be bound by those terms.

第十一條 每筆信用狀項下之貨品，或立約人另行提供之擔保品，立約人均願事先就保險種類及保險條件，徵得　貴行同意後，以　貴行為受益人（或加註抵押權特約條款）投保足額保險，投保所需一切費用，概由立約人負擔。立約人如遲不辦理投保，或保險到期未辦續保手續，　貴行有權代為辦理，但　貴行並無代為投保之義務。投保所需費用如由　貴行先行墊付，立約人願立即償還，若有遲延，當由立約人按本契約第六條之規定計付利息。

Article 11. The Customer agrees to duly insure, with sufficient loss benefit, all merchandise or inventory set forth under each letter of credit, or any collateral provided by the Customer. Subject to the Bank’s prior approval, the Customer shall name the Bank as the beneficiary to that insurance （or include the specific clauses in connection with the mortgage or any other lien therein） .. All fees, charges, costs, and expenses relating thereto are for the account of the Customer. If the Customer delays in insuring or fails to renew the policies, the Bank has the right, but not the obligation, to advance funds for the insurance premium or any other fees and expenses thereof. The Customer shall repay any and all funds advanced by the Bank. If the Customer delays in repaying the funds, the Customer shall be liable for any and all interest incurred pursuant to Article 6 of this agreement.

第十二條 立約人願提供本契約上各筆信用狀所載貨運單據、採購貨物與另行提供之擔保物，作為各筆信用狀項下匯票債務之擔保，並以本契約為提供擔保之證明。前述採購貨物並包括其加工品之銷售所得（含現款或期票），如經加工外銷，亦願在　貴行辦理出口押匯，以清償本契約債務。

Article 12. The Customer agrees to provide all transport documents, all purchased goods shown on each letter of credit, and all other collateral provided hereto, as a security for the indebtedness under each draft issued pursuant to any letter of credit. This Agreement constitutes the conclusive proof of the creation of that security interest. The aforementioned purchased goods include, without limitation, all income from sales thereof after value-added process （including cash or notes）. If the aforementioned goods has been processed for export, the Customer agrees to undertake export negotiation at the Bank in order to repay its indebtedness as set forth herein.

第十三條 擔保品如有敗壞之虞或價值低落時，立約人願即補足之。如　貴行認為必要，並得逕行處分擔保品，抵償　貴行墊款之本息及因處分而支出之一切費用。

Article 13. In the event that the collateral is in the danger of being lost, damaged, deteriorated, destroyed, or its value has declined for any other reason or reasons, the Customer agrees to immediately supplement it by providing additional collateral. If the Bank deems it necessary, the Bank may dispose the collateral in any manner to set off any proceeds received thereby against any principal or interest of the Bank’s advanced funds and any and all costs and expenses incurred in connection thereto.

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第十四條 立約人不履行本契約所定各條款，或　貴行認為立約人有不能清償之虞時，　貴行得隨時要求立約人清償每筆債務，並得不通知立約人逕行處分擔保品，以抵償每筆　貴行墊付款項及因處分而支出之一切費用。立約人如有他項財物儲於　貴行，　貴行亦行有權留置或逕予抵銷。

Article 14. If the Customer fails to perform any obligation under the provisions contained herein, or the Bank deems that the Customer unable to repay its indebtedness when due, the Bank may, at any time, request the Customer to repay each indebtedness, and directly dispose the collateral, without notifying the Customer, to effectuate any set-off of the Bank’s advanced funds, and any and all fees, charges, costs, or expenses incurred in connection thereto. If the Customer has any other property deposited with the Bank, the Bank may further retain that property and directly effectuate any set-off thereof.

委任開發即期信用狀契約（Agreement for Delegation to Draw Sight Letters of Credit）：

第一條 立約人向　貴行申請開發信用狀時，應檢附開發信用狀申請書，並向　貴行申請外幣墊款。立約人願依本契約之規定清償每筆債務，絕不因立約人另立之開發信用狀申請書，或其他原因而有所異議。

Article 1. The Customer shall apply to the Bank for the issuance of letters of credit by submitting the relevant application form and apply for the Bank to advance funds in foreign currency. The Customer shall repay each indebtedness created pursuant to the provisions contained herein. The Customer shall not object by reason of other application for letter of credit or for any other reasons.

第二條 本契約額度得以其他外幣動用，其利息按　貴行對其他外幣墊款利率計算，並有本契約第七條、第八條之適用。如因匯率變動或其他原因致使　貴行在本契約下墊款金額超過本約額度時，其超過部份仍由立約人及保證人負責立即償付。

Article 2. The funds drawn down pursuant to this agreement may be drawn in other foreign currency. The interest on these foreign currency draw downs shall be calculated according to the interest rate used by the Bank for other foreign currency advances and Articles 7 and 8 hereof. If the amounts advanced by the Bank exceeds the amounts set forth herein as a result of exchange rate fluctuation or any other reasons, the Customer and guarantor, if any shall immediately repay the excess portion.

第三條 立約人授權　貴行支付每筆信用狀項下之匯票票款。

Article 3. The Customer authorizes the Bank to pay the draft issued under and pursuant to each issued letter of credit.

第四條 立約人願將每筆輸入許可證（或免除許可證貨品專用開發信用狀申請書第二聯）交付　貴行，並承認　貴行所開具每筆結匯證實書或交易憑證所載信用狀金額與結匯金額之差額（即未結匯金額）及其利息、違約金及有關費用，為　貴行墊款之金額，並同意以結匯證實書或交易憑證或　貴行有關文件為其憑證，絕無異議。

Article 4. The Customer shall deliver to the Bank each import permit （or the second slip of the specialized application for the issuance of letters of credit for permit-exempt goods）. The Customer stipulates that the amount advanced by Bank includes the difference between amount shown on the foreign exchange settlement receipt or trade certificate and the foreign exchange settlement amounts, （i.e. the unsettled exchange amounts）, as well as all applicable interest, penalties, and related fees and charges. The Customer further agrees to use the foreign exchange settlement receipt or trade certificate for verification, and shall raise no objections.

第五條 立約人願意提供各信用狀項下貨運單據及進口貨品為各筆信用狀下一切債務之擔保，並以本契約為提供擔保之證明。倘不依本契約償還墊款或　貴行認為立約人之財務顯有惡化，致影響清償債務之虞時，　貴行為保全債權，得代向海關報關提貨，並得拍賣或自由處分（包括處分方法、時間及價格等）所進口之貨品及其他擔保物抵償　貴行墊款本息及因處分而支出之一切費用及損失（包括報關提貨所支付之稅捐、倉租、運輸等費用）。倘有不足抵償時，仍由立約人連帶負責補足清償。

Article 5. The Customer agrees to provide the transport documents and import goods under each letter of credit as collateral for the indebtedness created under each letter of credit. This agreement constitutes the conclusive proof of the creation of that security interest. If the Customer fails to repay the advanced amounts pursuant hereto, or the Bank determines that the Customer is unable to repay those amounts when due as a result of a decline in its financial standing, the Bank may declare and claim those imported goods from the Customs Administration and auction or freely dispose those goods （in its sole discretion with respect to the method, time, price thereof）, as well as other collateral provided to the Bank as security, to set off the Bank’s advanced amount and any and all other fees and charges incurred thereof （including taxes, warehouse rent, and transport fees disbursed in declaring and claiming of the goods）. If there is any insufficiency thereof, the Customer shall jointly remain responsible thereof.

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第六條 立約人應於每筆信用狀項下貨運單據到達經　貴行發出通知或口頭通知後十日內清償每筆墊款及支付其利息，並應按償還當日　貴行訂定之即期外匯賣出匯率結匯或以自有外匯償還之。但有下列各款情形之一者，其清償方法如左：

1.如貨運單據到達而貨品尚未運到，立約人願檢具船公司證明文件，於貨品運到後三日內清償。但貨運單據寄達經　貴行通知後屆滿三十日貨品仍未運到，立約人願立即清償。

2.如貨品運到而貨運單據尚未寄達需申請擔保提貨時，立約人願立即清償。申請副提單背書時亦同。

3.信用狀有效期限雖已屆滿，但屆期後寄達之貨運單據，倘押匯時符合條件，立約人願立即負責清償。

4.如貨品係分批裝運時，應按分批貨運單據金額先行償還　貴行墊款。惟以空運方式分批裝運者，除經　貴行同意外，立約人願按信用狀之墊款金額全部一次清償。

Article 6. The Customer shall repay each advanced amounts and pay each interest payment within ten days after the receipt of notice in writing or orally from the Bank upon the arrival of the transport documents under each letter of credit. The Customer shall further repay the Bank either by its own foreign currency or by settling a foreign exchange based on the Bank’s spot exchange selling rate on the date of the repayment; except if any of the following events occurs, the repayment method will be as set forth therein:

1. If the transport documents arrive prior to the arrival of the goods, the Customer may provide verification documents from the shipping company and make repayment within three days after the arrival of the goods. But if the goods have not arrived thirty days after the Bank has issued the notice in connection with the arrival of transport documents, the Customer shall immediately repay in full.

2. If the goods arrive prior to the arrival of the transport documents, and a delivery against letter of guarantee is required to be undertaken, the Customer shall immediately make repayment. This shall also apply when the endorsement on the countersigned bill-of-lading is provided upon application.

3. If the letter of credit has expired but the transport documents received after that date conform to the conditions during negotiation, the Customer shall immediately repay in full.

4. If the goods are shipped in installment, the Customer shall repay the Bank’s advanced amount in proportion to the goods shipped in each installment as set forth in each transport document. In the event that the multiple shipments are shipped by air, the Customer agrees to repay the advance on the letter of credit in lump sum, unless otherwise approved by the Bank.

第七條 貴行如有墊款時，墊款利息應自　貴行實際墊款之日（載有授權扣帳條款之信用狀為 貴行存同行之扣帳日；無有授權扣帳條款之信用狀為 貴行作帳及發送付款電文之日）起算至前條所定清償之日止，按墊款日與　貴行約定之利率機動計息，於每筆墊款償還時一併結匯償付之。

Article 7. If the Bank advances funds, the interest on the advance shall be calculated beginning the date of the Bank’s actual advance and terminating on the repayment date determined herein. （If the letter of credit contains a provision authorizing a deduction, the date of the Bank’s actual advance shall be the date of that deduction. If the letter of credit does not contain a provision authorizing the deduction, the date of the Bank’s actual advance shall be the date of the Bank’s book-entry and issuance of payment notification.） The interest shall be calculated by the rate of interest as agreed by the Bank and the Customer on the relevant advance date, and shall be settled and paid in lump sum with the repayment of each advance.

第八條 立約人清償每筆墊款本息如有遲延時，願改按遲延日之　貴行「新臺幣基準利率加年率四％」與「外匯授信利率」孰高為準計付遲延利息並給付違約金。

Article 8. If the Customer delays the repayment of each advanced funds and interest thereof, the Customer shall pay default interest calculated according to the greater of the Bank’s “New Taiwan Dollar Base Rate plus 4% per annum” or “Foreign Exchange Credit Line Rate of Interest”, beginning on the date of the delay. The Customer further agrees to pay any penalties incurred thereof.

第九條 貴行應立約人之申請而簽署之擔保提貨書或副提單背書，其上所列之貨名、規格、單價、總金額及提貨條件與嗣後寄達之貨運單據所載不符時，立約人均願按寄達　貴行之貨運單據所列條件負責辦理補繳款及其他一切手續。倘因　貴行簽署之單據與寄達之單據內容不符而致　貴行遭受任何損失時，立約人願負一切賠償之責。該擔保提貨或副提單背書申請書所載內容視同本契約之附件，立約人均願遵守。

Article 9. If the Bank issues a letter of guarantee for delivery of goods or endorses a countersigned bill-of-lading at the Customer’s application and request, and the product name, format, unit price, total price, or delivery terms and conditions deviates from those contained in the later arriving transport documents, the Customer shall pay any supplementary payments and handle all other tasks in accordance with the transport documents. If the Bank incurs any losses or damages as a result of the discrepancy between the contents of the documents endorsed by the Bank and the transport documents received, the Customer shall compensate and indemnify the Bank for any and all losses and damages therefrom. This application for letter of guarantee or endorsement of a countersigned bill-of-lading, as the case may be, is incorporated herein by reference and made a part hereof. The Customer shall abide by all terms and conditions therein.

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第十條 每筆信用狀下貨品（包括運輸中貨品）如因售貨人（信用狀受益人）不履行契約，遲延交貨或其他不可抗力之事變致使　貴行發生損失時，其損失仍由立約人負擔，如信用狀受益人未能提取每筆信用狀項下金額之全部或一部或信用狀逾有效期限，　貴行得逕行支取，俾抵償每筆信用狀項下之墊款。

Article 10. If the Bank incurs any losses or damages in the goods （including goods in transit） under each letter of credit, as a result of the seller’s （letter of credit beneficiary’s） failure to perform its obligation, late delivery of goods, or other force majeure event, the Customer shall bear the responsibility and fully indemnify the Bank. If the letter of credit beneficiary is unable to receive the whole or a portion of the amount under each letter of credit, or the letter of credit has expired, the Bank may reclaim the funds to set it off against Bank’s advanced funds under each letter of credit.

第十一條 每筆信用狀項下之貨品，立約人願就保險種類及保險條件事先徵得　貴行意見，貨品如以FOB、C&F或類似之價格條件進口時，並以　貴行為優先受益人投保適當保險，將保險單及保費收據正本交付　貴行收執，投保所需費用概由立約人負擔。立約人如遲不辦理投保或保險到期未辦續保手續時，　貴行有權代為辦理，但　貴行並無代為投保之義務。保險費用如經　貴行先行墊付，立約人願立即償還，若有遲延　貴行得將其列入債權金額，並按本契約第七、八條規定計收利息及違約金。

Article 11. The Customer shall obtain the Banks consent with respect to the types of the insurance and relevant insurance conditions for the insurance of the goods set forth in each letter of credit. If the goods are imported pursuant to FOB, C&F, or other similar pricing conditions, the Customer shall duly insure the goods, name the Bank as beneficiary, and provide the originals of the insurance policy and insurance premium invoice to the Bank for safekeeping. The Customer shall bear any and all related insurance costs and expenses. If the Customer delays insuring or fails to renew the policy, the Bank has the right, but not the obligation, to advance funds and insure the goods on Customer’s behalf. The Customer shall repay any and all funds advanced by the Bank. If the Customer delays it repayment, the Bank may roll that amount to Customer’s total indebtedness, and the Customer shall pay interest and penalties in accordance with Articles 7 and 8 of this agreement.

第十二條 凡持有立約人收到進口單據之書簡或提供擔保物之摺據前往　貴行請求返還或交換擔保物者，貴行得認為立約人之代理人，逕行返還或交換之。如因此而發生糾葛，立約人自願負一切責任。

Article 12. Any person who requests the Bank to return or replace the collateral by tendering records of the import documents or certificate of custody initially received by the Customer, shall be deemed as the duly authorized representative of the Customer, and the Bank shall be entitled to so return or replace the collateral. The Customer shall bear full responsibility for any controversy or dispute arising there from.

第十三條 非因可歸責於　貴行之事由，致本契約信用狀因傳達機關傳遞中發生之錯誤或遲延，或專門術語解釋上之錯誤，及單證、或單證所載貨品、或貨品之品質或數量或價值等之有全部或一部滅失或遲延或未抵達交貨地，以及貨物無論在運輸中或運抵後，或因未經保險或保額不足、或因任何第三者之阻滯或扣留，及其他因素等情事，以致喪失或損害時，均與　貴行無涉。在以上任何情形之下，該信用狀款項仍由立約人全額照付。

Article 13. So long as it is not attributable to the fault of the Bank, the Bank shall not be responsible for any error or delay occurred during the transmission of the letter of credit issued pursuant hereto by the transmission agency, any error in interpreting any technical terminology thereto, any delay in arriving at the place of delivery, any losses, damages, deterioration or destruction, whether in quality, volume, or value of the documents or the goods shown on the documents, any losses or damages occurred during their transportation or subsequent to their arrival at the place of delivery resulting from the insufficiency of the insured amount or the lack of insurance thereof, any hindrance, confiscation, or detention by a third party or for any other reason or reasons whatsoever. Notwithstanding the occurrence of any of the above event, the Customer shall pay the full issued amount under that letter of credit.

第十四條 立約人承認本契約信用狀下所提示之匯票及所屬單證，如經　貴行審查認為在表面上與信用狀條件尚屬符合而承兌或付款後，立約人即願依第二條所定之清償日期照付，上項匯票、單證等，縱或在事後證實其為非真實、或屬偽造變造、或有其他瑕疵（包括貨物品質或數量與單證不符等情事），概與　貴行無涉，立約人絕不以任何理由為抗辯而拒付之。

Article 14. The Customer acknowledges that it shall, in accordance with the repayment date set forth in Article 2, repay the Bank for any acceptance or payment undertaken following verification that the draft and all related documents issued under the letter of credit provisions in this Agreement conform to the terms and conditions set forth in the letter of credit. Notwithstanding any controversy or dispute arising from the discovery that the aforementioned drafts or documents related thereto, were forged, changed or altered, or there exist any other reason or reasons, （including, without limitations, the instances where the product quality or quantity deviates from what is shown on the documents or instruments）, the Bank shall not be responsible thereto, and the Customer shall not, for any reason, object to or refuse payment.

第十五條 對信用狀項下有關作業、責任、義務，立約人同意依現行國際商會所頒訂之「信用狀統一慣例」及貿易條件解釋之國際規則所訂各項條款為本契約內容之一部份並受其拘束。

Article 15. If matters with respect to the operation, responsibilities, or obligations under the letter of credit are not provided herein, the Customer agrees that the Uniform Customs and Practice for Documentary Credits set forth by the International Chamber of Commerce, and the INCOTEREMS shall be incorporated therein as an integral part thereof. The Customer agrees to be bound by those terms.

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委任開發遠期信用狀條款（Agreement for Delegation to Draw Usance Letters of Credit）：

第一條 立約人每次向　貴行申請開發遠期信用狀時，應檢送開發信用狀申請書，立約人均承認在約定之額度內各筆遠期信用狀項下之信用狀結匯證實書或交易憑證所載信用狀金額與已結匯金額之差額（即未結匯金額）及其利息、違約金及有關費用，為　貴行代立約人向國外保證付款或墊款之金額，並同意以開發信用狀申請書或遠期信用狀項下之結匯證實書或交易憑證或匯票等有關文件為其憑證。立約人願依本契約之規定清償各筆債務。

Article 1. Each time the Customer applies to the Bank for the issuance of a usance letter of credit, the Customer shall provide the relevant application form with the Bank. The Customer acknowledges that the amount paid by the Bank for foreign guarantee or advanced by the Bank on behalf of the Customer shall include the difference between amount shown on the foreign exchange settlement receipt or the trade certificate and the foreign exchange settlement amount （ i.e., the unsettled exchange amount） within the agreed limit, as well as applicable interest, penalties, and related fees and charges. The Customer further agrees to use the foreign exchange settlement receipt or trade certificate for verification, and agrees to repay each indebtedness according to the provisions set forth herein.

第二條 立約人採購物資之地區如非美元區域時，得以其他外幣申請開發遠期信用狀，但每筆遠期信用狀金額之合計依　貴行指定匯率折算為美元計算，應在所約定額度內週轉。如因匯率變動或其他原因致使　貴行在本契約下墊款金額超過約定額度時，其超過部份仍由立約人負責清償。

Article 2. If the Customer purchases goods in a jurisdiction where the legal currency is not US dollar, the Customer may apply for issuance of usance letters of credit in other foreign currency. But the total amount in each usance letter of credit shall be converted into U.S. dollars by using an exchange rate specified by the Bank, and the revolving amount shall be within the agreed limit. If the Bank’s advanced amount exceeds the agreed limit due to exchange rate fluctuation or other reasons, the Customer shall be responsible for repaying the excess portion.

第三條 立約人除依與　貴行約定提供擔保品外，並願意提供本契約各筆信用狀項下貨運單據及進口貨物為各筆信用狀項下一切債務之擔保，並以本契約為提供擔保之證明。貨物寄達而　貴行認為立約人之財務顯有惡化，致影響清償債務之虞時，　貴行得逕行提貨實行擔保權，並得拍賣或自由處分（包括處分方法、時間及價格等），倘有不足抵償時，立約人仍願負責補足。其因逕行提貨而由　貴行代墊之應付關稅、倉租、運輸等一切費用，立約人願負責立即照付。

Article 3. In addition to the collateral provided in accordance with the agreement with the Bank the Customer agrees to provide the transport documents and import goods in each letter of credit, as collateral for each letter of credit. This agreement constitutes the conclusive proof of the creation of that security interest. If the Bank deems that the Customer may be unable to make payment due to a decline in its financial standing after arrival of the goods, the Bank may claim the goods and execute its security interest. The Bank may further auction or, at its discretion with respect to method, time, and price, dispose of the goods. If there is any insufficiency, the Customer agrees to pay the difference thereof. The Customer further agrees to immediately repay any and all other advanced fees and charges incurred in the claiming of the goods, including taxes, warehouse rent, and transport fees.

第四條 依本契約循環開發之各筆遠期信用狀，最長期限不得超過約定天數，並按開發信用狀申請書上列明之匯票期限或付款期限計算各筆債務之清償日。如有墊款，墊款利息應自 貴行實際墊款之日（載有授權扣帳條款之信用狀為 貴行存同行之扣帳日；無有授權扣帳條款之信用狀為 貴行作帳及發送付款電文之日）起算，按墊款日起與 貴行約定之利率機動計息，於每筆墊款償還時一併結匯償付之。

Article 4. If a revolving usance letter of credit is issued hereunder, the maximum period may not exceed the agreed number of days, and the repayment date shall be determined according to the expiry of the draft or payment provided in the letter of credit issuance application form. If the Bank makes advances, the interest on the advance shall be calculated beginning the date of the Bank’s actual advance. （If the letter of credit contains a deduction authorization provision, the date of the Bank’s actual advance shall be the date of deduction. If the letter of credit does not contain a deduction authorization provision, the date of the Bank’s actual advance shall be the date of the Bank’s book-entry and issuance of payment notification.） The interest shall be calculated by the interest rate as agreed by the Bank and the Customer on the relevant advance date, and shall be settled and paid in lump sum with the repayment of each advance.

第五條 立約人於本契約每筆信用狀項下貨運單據到達後，應即辦理報關提貨手續，倘有不辦理或任何拖延情事以致　貴行遭受任何損失或有損失之虞時，立約人願負責立即賠償，並願聽憑　貴行處理，絕無異議。

Article 5. The Customer shall immediately handle the tasks of declaring and claiming the goods upon the arrival of each transport document issued under the letters of credit pursuant hereto. If the Bank incurs any loss or damage as a result of the Customer’s delay or failure to handle the matter, the Customer shall compensate and indemnify the Bank for any and all losses and damages thereof. The Customer shall further handle the matters according to the Bank’s instruction, and shall raise no objections.

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第六條 立約人最遲應於各筆遠期信用狀項下之債務清償日，將該筆債務本息按清償時　貴行公佈之即期外匯賣出匯率折算新臺幣或以原幣償還，遲延償還時應依遲延日之　貴行「新臺幣基準利率加四％」與「外匯授信利率」孰高為準計付遲延利息及違約金。

Article 6. The Customer shall repay the principal and interest on each advance no later than the usance letter of credit repayment date. The Customer shall repay the Bank in either original currency or New Taiwan Dollars converted by using the Bank’s spot exchange selling rate on the date of the repayment. If the Customer delays in repaying, the Customer shall pay default interest and penalties calculated according to the greater of the Bank’s “New Taiwan Dollar Base Rate plus 4% per annum” or “Foreign Exchange Credit Line Rate of Interest”, beginning on the date of the delay.

第七條 貴行應立約人之申請而簽署之擔保提貨書或副提單背書，其上所列之貨名、規格、單價、總金額及提貨條件與嗣後寄達之貨運單據所載不符時，立約人均願按寄達　貴行之貨運提單所列之條件負責辦理補繳款及其他一切手續。倘因　貴行簽署之單據與寄達之單據內容不符而致　貴行遭受任何損失時，立約人願負一切賠償之責。該擔保提貨或副提單背書申請書所載內容視同本契約之附件，立約人均願遵守。

Article 7. If the Bank issues a letter of guarantee for delivery of goods or endorses a countersigned bill-of-lading at the Customer’s application and request, and the product name, format, unit price, total price, or delivery terms and conditions deviates from those contained in the later arriving transport documents, the Customer shall pay any supplementary payments and handle all other tasks in accordance with the transport documents. If the Bank incurs any losses or damages as a result of the discrepancy between the contents of the document endorsed by the Bank and the transport document received, the Customer shall compensate and indemnify the Bank for any and all losses and damages therefrom. This application for letter of guarantee or endorsement of a countersigned bill-of-lading, as the case may be, is incorporated herein by reference and made a part hereof. The Customer shall abide by all terms and conditions therein.

第八條 立約人應於申請開發遠期信用狀時，預先將約定額度或各筆信用狀債務本金暫按　貴行指定匯率折算新臺幣，一次或逐次開具免除作成拒絕證書且以銀錢業為擔當付款人之本票交與　貴行備償。如立約人未能履行上開條款時，　貴行得以該本票獨立行使票據法上之權利。如因外匯匯率變動致該本票票款不足清償債務本息金額或國外銀行請求之利息比較第四條計算之利息為多時，立約人願立即補足不足額。

Article 8. If the Customer applies for issuance of a usance letter of credit, it shall first convert the agreed amount or the indebtedness amount under each letter of credit into New Taiwan Dollars by using the exchange rate determined by the Bank. The Customer shall at once or in multiple instances, as the case may be, issue a promissory note in which a monetary institution is the paying agent and does not require the certificate of protest for its enforcement. The Customer shall deliver that promissory note to the Bank as a back-up for repayment. If the Customer is unable to perform the above, the Bank may independently execute its rights against the promissory note in accordance with the Law of Negotiable Instruments. In the event that the promissory note amount is insufficient to repay the indebtedness due to foreign exchange rate fluctuation, or the interest claimed by the foreign bank exceeds the interest calculated according to Article 4, the Customer agrees to pay any insufficiency thereof.

第九條 每筆信用狀項下之貨品，立約人願就保險種類及保險條件事先徵得　貴行同意，貨品如以FOB、C&F或類似之價格條件進口時，並以　貴行為優先受益人投保適當保險，將保險單及保費收據正本交付　貴行收執，投保所需費用概由立約人負擔。立約人如遲不辦理投保或保險到期未辦續保手續時，　貴行有權代為辦理，但　貴行並無代為投保之義務。
保險費用如經　貴行先行墊付，立約人願立即償還，若有遲延　貴行得將其列入債權金額，並按本契約第四、六條規定計收利息。

Article 9. The Customer shall obtain the Banks consent with respect to the types of the insurance and relevant insurance conditions for the insurance of the goods set forth in each letter of credit. If the goods are imported pursuant to FOB, C&F, or other similar pricing conditions, the Customer shall duly insure the goods, name the Bank as beneficiary, and provide the originals of the insurance policy and insurance premium invoice to the Bank for safekeeping. The Customer shall bear any and all related insurance costs and expenses. If the Customer delays insuring or fails to renew the policy, the Bank has the right, but not the obligation, to advance funds and insure the goods on Customer’s behalf. The Customer shall repay any and all funds advanced by the Bank. If the Customer delays it repayment, the Bank may roll that amount to Customer’s total indebtedness, and the Customer shall pay interest and penalties in accordance with Articles 4 and 6 of this agreement.

第十條 每筆信用狀項下貨品（包括運輸中貨品）如因售貨人（信用狀受益人）不履行契約、遲延交貨或其他不可抗力之事變致使　貴行發生損失時，其損失仍由立約人負擔，如信用狀受益人未能提取每筆信用狀項下金額之全部或一部，或信用狀逾有效期限，　貴行得逕行支取，俾抵償每筆信用狀項下之墊款。

Article 10. If the Bank incurs any losses or damages in the goods （including goods in transit） under each letter of credit, as a result of the seller’s （letter of credit beneficiary’s） failure to perform its obligation, late delivery of goods, or other force majeure event, the Customer shall bear the responsibility and fully indemnify the Bank. If the letter of credit beneficiary is unable to receive the whole or a portion of the amount under each letter of credit, or the letter of credit has expired, the Bank may reclaim the funds to set it off against Bank’s advanced funds under each letter of credit.

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進口託收購料借款契約（Loan Agreement for Import Collection on Purchased Goods）：

第一條 立約人於償付國外進口託收貨款時，應檢附相關單據文件向　貴行申請外幣墊款。立約人願依本契約之規定清償每筆債務。

Article 1. If the Customer repays the purchase price for imported goods by way of collection, the Customer shall apply for an advance in foreign currency from the Bank and provide the related documents. The Customer shall repay each indebtedness according to the provisions set forth herein.

第二條 本契約額度得以其他外幣動用，其利息按　貴行對其他外幣墊款利率計算，並有本契約第五條、第八條之適用。如因匯率變動或其他原因致使　貴行在本契約下墊款金額超過本契約額度時，其超過部份仍由立約人負責立即償付。

Article 2. The amount set forth herein may be drawn in a foreign currency, and its interest will be calculated according to interest rate used by the Bank in providing foreign currency advances, and subject to Articles 5 and 8 of this Agreement. If, as a result of exchange rate fluctuation or other reasons, the amount advanced by the Bank exceeds the amount set forth in this Agreement, the Customer shall repay the excess portion.

第三條 立約人授權　貴行支付每筆承兌交單（D/A）或付款交單（D/P）項下之匯票票款。

Article 3. The Customer authorizes the Bank to pay the amount under the bill of exchanges pursuant to a document against acceptance or document against payment method.

第四條 立約人願將每筆輸入許可證（或免除許可證貨品專用開發信用狀申請書第二聯）交付　貴行，並承認　貴行所開每筆結匯證實書或交易憑證所載匯款金額與已結匯金額之差額（即未結匯金額）及其利息、違約金及有關費用，為　貴行墊款之金額，並同意以結匯證實書或交易憑證或　貴行有關文件為其憑證，絕無異議。

Article 4. The Customer shall deliver to the Bank each import permit （or the second slip of the specialized application for the issuance of letters of credit for permit-exempt goods）. The Customer stipulates that the amount advanced by Bank includes the difference between amount shown on the foreign exchange settlement receipt or trade certificate and the foreign exchange settlement amount （i.e. the unsettled exchange amount）, as well as applicable interest, penalties, and related fees and charges. The Customer further agrees to use the foreign exchange settlement receipt or trade certificate for verification, and shall raise no objections.

第五條 依本契約動用之外幣墊款最長期限不得超過約定天數，利息依　貴行實際墊款日起按與　貴行約定之利率機動計息。

Article 5. The maximum period for foreign currency advances pursuant to this Agreement shall not exceed the agreed number of days, and interest shall be calculated by using the agreed rate of interest, beginning on the date of the advance by the Bank.

第六條 立約人於本契約每筆進口項下貨運單據到達後，應即辦理報關提貨手續，倘有不辦理或任何拖延情事以致　貴行遭受任何損失或有損失之虞時，立約人願負責立即賠償，並願聽憑　貴行處理，絕無異議。

Article 6. The Customer shall immediately handle the tasks of declaring and claiming the goods upon the arrival of each transport document issued under the letters of credit pursuant hereto. If the Bank incurs any loss or damage as a result of the Customer’s delay or failure to handle the matter, the Customer shall compensate and indemnify the Bank for any and all losses and damages thereof. The Customer shall further handle the matters according to the Bank’s instruction, and shall raise no objections.

第七條 立約人願意提供各筆進口項下貨運單據及進口貨品為一切債務之擔保，並以本契約為提供擔保之證明。倘不依本契約償還墊款或　貴行認為立約人之財務顯有惡化，有不能清償之虞時，　貴行為保全債權，得代向海關報關提貨，並得拍賣或自由處分（包括處分方法、時間及價格等）所進口之貨品及其他擔保物抵償　貴行墊款本息及因處分而支出之一切費用及損失（包括報關提貨所支付之稅捐、倉租、運輸等費用）。倘有不足抵償時，仍由立約人負全部清償之責。

Article 7. The Customer agrees to provide the transport documents and import goods under each letter of credit as collateral for all of the Customer’s indebtedness hereunder. This agreement constitutes the conclusive proof of the creation of that security interest. If the Customer fails to repay the advance amounts pursuant hereto, or the Bank determines that the Customer is unable to repay those amounts when due as a result of a decline in its financial standing, the Bank may declare and claim those imported goods from the Customs Administration and auction or freely dispose those goods （in its sole discretion with respect to the method, time, price thereof） as well as other collateral provided to the Bank as security, to set off the Bank’s advanced amount and any and all other fees and charges incurred thereof （including taxes, warehouse rent, and transport fees disbursed in declaring and claiming of the goods）. If there is any insufficiency thereof, the Customer shall jointly remain responsible thereof.

第八條 立約人清償每筆墊款本息如有遲時，願改按遲延日　貴行之「新臺幣基準利率加年率四%」與「外匯授信利率」擇其較高者為準計付遲延利息及違約金。

Article 8. If the Customer is delayed in repaying each advance and applicable interest, the Customer agrees to pay default interest and penalties calculated according to the greater of the Bank’s “New Taiwan Dollar Base Rate plus 4%” or “Foreign Exchange Credit Line Rate of Interest”, beginning on the date of the delay.

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第九條 貴行應立約人之申請而簽署之擔保提貨書或副提單背書，其上所列之貨名、規格、單價、總金額及提貨條件與嗣後寄達之貨運單據所載不符時，立約人均願按寄達　貴行之貨運單據所列條件負責辦理補繳款及其他一切手續。倘因　貴行簽署之單據與寄達之單據內容不符而致　貴行遭受任何損失時，立約人願負一切賠償之責。該擔保提貨或副提單背書申請書所載內容視同本契約之附件，立約人均願遵守。

Article 9. If the Bank issues a letter of guarantee for delivery of goods or endorses a countersigned bill-of-lading at the Customer’s application and request, and the product name, format, unit price, total price, or delivery terms and conditions deviates from those contained in the later arriving transport documents, the Customer shall pay any supplementary payments and handle all other tasks in accordance with the transport documents. If the Bank incurs any losses or damages as a result of the discrepancy between the contents of the document endorsed by the Bank and the transport document received, the Customer shall compensate and indemnify the Bank for any and all losses and damages therefrom. This application for letter of guarantee or endorsement of a countersigned bill-of-lading, as the case may be, is incorporated herein by reference and made a part hereof. The Customer shall abide by all terms and conditions therein.

第十條 每筆進口項下貨品（包括運輸中貨品）如因售貨人（國外出口商）不履行契約，遲延交貨或其他不可抗力之事變致　貴行發生損失時，其損失仍由立約人負擔。

Article 10. If the Bank incurs any losses or damage as a result of seller’s （foreign exporter’s） failure to perform any provision, delay in delivery of goods, or other force majeure event, in any imported goods （including goods in transit）, the Customer shall bear the responsibility and fully indemnify the Bank.

第十一條 每筆進口項下之貨品，立約人願就保險種類及保險條件事先徵得　貴行同意，貨品如以FOB、C&F或類似之價格條件進口時，並以　貴行為優先受益人投保適當保險，並將保險單及保費數據正本交付　貴行收執，投保所需費用概由立約人負擔。立約人如遲不辦理投保或保險到期未辦續保手續時，　貴行先行墊付，立約人願立即償還，若有遲延　貴行得將其列入債權金額，並按本契約第五、八條規定計收利息及違約金。

Article 11. The Customer shall obtain the Banks consent with respect to the types of the insurance and relevant insurance conditions for the insurance of the goods set forth in each letter of credit. If the goods are imported pursuant to FOB, C&F, or other similar pricing conditions, the Customer shall duly insure the goods, name the Bank as beneficiary, and provide the originals of the insurance policy and insurance premium invoice to the Bank for safekeeping. The Customer shall bear any and all related insurance costs and expenses. If the Customer delays insuring or fails to renew the policy, the Bank has the right, but not the obligation, to advance funds and insure the goods on Customer’s behalf. The Customer shall repay any and all funds advanced by the Bank. If the Customer delays it repayment, the Bank may add that amount to Customer’s total indebtedness, and the Customer shall pay interest and penalties in accordance with Articles 5 and 8 of this agreement.

第十二條 凡持有立約人收到進口單據之書簡或提供擔保物之摺據前往　貴行請求返還或交換擔保物者，貴行得認為立約人之代理人，逕行返還或交換之。如因此而發生糾葛，立約人自願負一切責任。

Article 12. Any person who requests the Bank to return or replace the collateral by tendering the import documents or certificate of custody received by the Customer, shall be deemed as the duly authorized representative of the Customer. The Bank shall be entitled to return or replace the collateral, and if any controversy or dispute arises therefrom, the Customer shall bear full responsibility.

外幣授信債務幣別轉換契約（Agreement for Conversion of Currency in Foreign Currency Facility）：

立約人前向　貴行申請外幣授信（以下稱原契約）在案，茲蒙　貴行同意將原契約項下結欠之外幣授信債務，辦理授信幣別轉換，立約人茲同意遵守下列條款：

The Customer has previously requested the Bank to provide foreign currency facility（hereinafter referred to as the “Original Agreements”）. As a result of Bank’s approval to convert any foreign currency facility undertaken in the Original Agreements, the Customer hereby agrees to abide by the following terms and conditions:

第一條 原契約項下結欠之外幣授信債務餘額，同意依雙方議定之匯率折算轉換為約定幣別給付，並以立約人出具之「外幣授信債務幣別轉換申請書」所載之內容為據。

Article 1. The Customer shall pay the balance of any foreign currency facility undertaken in the Original Agreements by the agreed currency, converted at the mutually agreed exchange rate, in accordance with the contents of the “Application Form for Conversion of Currency in Foreign Currency Facility” presented by the Customer.

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第二條 原提供授信債務之擔保物仍為幣別轉換後授信債務之擔保物，有關到期日及償還方式悉按原契約約定辦理。

Article 2. The collateral provided for the indebtedness under the original financing remains as the collateral provided for the indebtedness following the currency conversion. The maturity date and repayment method remain the same as set forth in the Original Agreements.

第三條 轉換前及轉換後授信債務之利息，同意依貴行掛牌該相關幣別授信適用利率加碼計收，並依原契約約定清償日貴行掛牌即期賣出匯率折算新臺幣支付　貴行，若立約人支付遲延時，貴行得依原契約約定計收違約金。

Article 3. The Customer agrees to calculate the facility interest, before and after the conversion, by using the Bank’s prevailing rate of interest and markup applicable to the relevant currencies in that facility. The Customer further agrees to pay the Bank in New Taiwan Dollars, as converted at the Bank’s prevailing spot exchange selling rate on the date of the repayment. If the Customer delays in repayment, the Bank may collect penalties calculated according to the Original Agreements.

出口押匯契約（Export Negotiation Agreement）：

第一條 茲因立約人可於與　貴行約定之額度內辦理押匯或貼現，依立約人所簽發或背書之國內、外押匯匯票與／或出口單據，爰經雙方協議：凡本契約中所載各條款，均應認為永久繼續有效，隨時適用，凡立約人所簽發或背書之押匯匯票與／或單據，無論其為直接或經由他人向　貴行押匯或貼現，均須遵守本契約之約定，且每次押匯或貼現，除非經　貴行要求，無需重新簽訂本契約

Article 1. Within the amount agreed by the Customer and the Bank, the Bank may undertake negotiation or discounts with the Customer in accordance with domestic or foreign negotiable drafts or export documents signed or endorsed by the Customer. The parties hereby agree to the following: any and all provisions set forth in this Agreement shall be effective and valid forever and applicable at any time. Any and all negotiated drafts and/or documents signed or endorsed by the Customer shall comply with the provisions set forth in this Agreement, irrespective of whether the negotiation or discount was conducted with the Bank directly or through any other person. Unless otherwise requested by the Bank, it shall be unnecessary to re-execute this Agreement for each negotiation or discount.

第二條 茲願提供向　貴行申請押匯／貼現之貨運單據及其有關貨物予　貴行為擔保物，以擔保　貴行押匯或貼現立約人所簽發或背書之匯票與／或單據金額、利息及其有關一切費用。

Article 2. The Customer hereby agrees to provide the transport documents used to apply for negotiation/discount, and other relevant goods, as the collateral to secure any and all negotiated or discounted amount, interest, and any and all other expenses incurred by the Bank to negotiate or discount drafts and/or documents signed or endorsed by the Customer.

第三條 立約人承認　貴行對立約人所為之押匯或貼現為一墊款行為而非屬買斷性質，　貴行隨時保留對立約人之返還請求權。匯票與／或單據經　貴行押匯或貼現後，倘因匯票與／或單據與信用狀所規定條件不符而遭　貴行之貼現銀行，或通匯行，或信用狀有關之銀行拒絕處理，或受開證銀行拒付或在貨物交付或其他場合被發覺貨物之品質、數量等有差異等情事時，立約人願意負全責，一經　貴行通知，隨時償付　貴行押匯／貼現金額、利息（利率以押匯日　貴行之外幣貸款利率為準）與其他一切附隨費用。立約人仍授權　貴行，倘　貴行或　貴行之通匯銀行認為必要時，不必通知立約人，　貴行可向信用狀開證銀行，或承兌銀行提出保證書，對此項保證，立約人願負一切責任。

Article 3. The Customer acknowledges that any negotiation or discount undertaken by the Bank to the Customer is in the nature of an advance, not in the nature of an outright purchase, and the Bank retains its claim for repayment rights against the Customer at any time. If the Bank’s discount bank, correspondent bank, or any bank associated with the letter of credit refuses to process the draft and/or document following the Bank’s negotiation or discount due to a discrepancy between the terms and conditions of the letter of credit and the draft and/or documents, or the issuing bank refuses to make payment, or a difference in quality or quantity of the goods is discovered at the point of delivery or other venue, the Customer agrees to bear full responsibility. The Customer shall repay the negotiation/discount amount, interest （calculated by using the Bank’s then interest rate in foreign currency loan on the date of the negotiation）, and any and all accompanying costs and expenses after receipt of notice from the Bank. The Customer authorizes the Bank to provide a letter of guarantee to the issuing bank or accepting bank, without notice to the Customer as the Bank or its correspondent bank deems necessary. The Customer agrees to bear full responsibility for this guarantee.

第四條 匯票付款行，信用狀開發銀行，信用狀承兌銀行，或信用狀保兌銀行等信用狀有關銀行，如因無力償付債務，被宣告破產、查封、假扣押、假處分、拍賣時，或因自請宣告破產或和解時，一經　貴行通知，立約人願意償付　貴行押匯／貼現金額、利息及附加之一切費用。

Article 4. If any bank associated with the letter of credit, such as the paying bank, issuing bank, accepting bank, or confirming bank, is unable to repay the indebtedness and is therefore declared bankrupt, attached, subject to provisional attachment or injunction, auctioned, or apply for bankruptcy or settlement of its own accord, the Customer shall repay the negotiation/discount amount, interest, and any and all related fees to the Bank immediately upon receipt of notice from the Bank.

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第五條 倘押匯匯票與／或單據在寄送中毀損或遺失，或視為已毀損或遺失，或因誤送等意外情事，致令遲延寄達付款地時得不必經任何法律手續，一經　貴行通知，立約人願意根據　貴行帳簿之記錄，作成新匯票與／或單據提供予　貴行，或隨　貴行之指示，立即償付　貴行押匯／貼現金額，以及附隨之一切費用。

Article 5. If the negotiated draft and/or relevant document is lost or damaged in transit, or is deemed to be lost or damaged, or is failed to be delivered to the place of payment as a result of accident, such as mis-delivery, the Customer shall, without going through any legitimate proceeding, draw a new draft and/or relevant document according to the Bank’s records immediately upon receipt of notice from the Bank or, if so requested by the Bank, immediately repay the negotiation/discount amount and any and all related fees.

第六條 立約人授權貴行或貴行之通匯行，以 貴行或 貴行之通匯行認為適合之任何方法寄送押匯匯票與／或單據。

Article 6. The Customer authorizes the Bank or its corresponding bank to deliver the negotiated draft and/or relevant document by any method deemed appropriate by the Bank or its corresponding bank.

第七條 倘因押匯匯票所應具備之要項欠缺，以致匯票債權不成立，或因時效，或手續欠全而導致匯票債權消滅時，立約人仍願意償付　貴行匯票票面金額，連同匯票期滿前後孳生之利息，以及附隨之一切費用。

Article 7. If the negotiated draft is defective in anyway, resulting in the failure to establish amount payable under the draft or due to statute of limitation or a procedure defect results in the discharge of amount payable thereunder, the Customer nevertheless shall repay to the Bank the face amount of that draft, as well as any interest accrued after the maturity date and any and all related fees and charges.

第八條 因單據有瑕疵而導致　貴行發生損害時，無論任何理由，立約人願意償付　貴行因此而蒙受之損害。

Article 8. If the Bank suffers any loss or damage as a result of a defective document, the Customer shall indemnify the Bank for any and all losses and damages thereof.

第九條 在匯票或其他任何單據上所簽蓋之立約人簽章或所寫文字， 貴行如認為與存留於　貴行者相符，或與立約人曾經使用之匯票或其他單據相符時，即使其係偽造或被盜用，立約人仍願負責，並償付 貴行因此蒙受之損害。

Article 9. Notwithstanding any forgery or theft of the Customer’s signatures or chops used in the draft or any other document, if the Bank deems that the signature or chop conforms to the specimen preserved at the Bank or on the draft or other documents previously used by the Customer, the Customer shall bear full responsibility and indemnify the Bank for any and all losses or damages thereof.

第十條 茲授權　貴行之任何經理人，或代理人，或上述匯票與／或單據現在持有人，得將（但非必需之行為）該匯票與／或單據擔保物投保所有保險，包括搶劫擄掠及岸上火災等險，所有保險費用及有關費用，均得加入在內，歸立約人負擔。又　貴行對於該項匯票與／或單據，及其擔保物連同以上費用，均享有優先受償權，並得逕行處分取償，或為代付保險費及其他費用之人補償。並且不影響　貴行對其他匯票債務人之請求權。　貴行並得變賣部份擔保物，以付必需之運費，保險費及其他費用。同時　貴行得代理立約人辦理一切應辦事件，支取手續費。立約人當依照付款人，或承兌人之指示，將貨物移放於公家或私人之碼頭或倉庫，倘　貴行對於該指定之碼頭或倉庫並無反對之表示。

Article 10. The Customer hereby authorizes any manager or representative of the Bank, or the current holder of the aforementioned draft and/or documents, to conduct any act （but not obligated to act） to fully insure the collateral or the draft or any other documents related thereto, including, without limitation, robbery, piracy or fire insurance. Any and all insurance premium and related expenses shall be borne by the Customer. The Bank shall have a priority claim to the draft, documents or collateral for an amount including the aforementioned fees. The Bank may dispose the collateral to secure their repayment or for payment to any third party who has advanced the insurance premium or other fees. This shall not affect the Bank’s claims against other the debtors of the draft. The Bank may further sell a portion of the collateral in order to pay the necessary transportation, insurance, and other expenses, and may process any and all necessary matters on the Customer’s behalf and charge the related fees. The Customer shall move the goods to a public or private wharf or warehouse in compliance with the instruction of the payer or acceptor, unless the Bank otherwise object to it.

第十一條 茲授權　貴行或　貴行之任何經理人或代理人，或上述匯票與／或單據持有人，均可接受付款人附有條件之承兌，於票據到期日及票款付清後，　貴行得將隨同匯票作為擔保之單據，交與付款人，或承兌人。此種授權亦可適用於參加承兌，惟付款人於付款或承兌前已停止交付，或宣告破產，或清理時，則應按照以下所載各款辦理。

Article 11. The Customer hereby authorizes any manager or representative of the Bank, or the current holder of the aforementioned draft and/or documents, to accept the conditional acceptance by the payer. After the draft maturity date and repayment of the draft amount, the Bank may use the draft as the collateral document and deliver it to the payer or acceptor. This authorization is also applicable to participated acceptance, but in the event that the payer stops disbursement prior to payment or acceptance, declares bankruptcy, or liquidates, the relevant matter shall be processed according to the following provisions.

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第十二條 茲授權　貴行，凡經　貴行，或票據承兌人或其他代表人，認為適當，在匯票到期以前無論何時，　貴行得將貨物分批交付予任何人，（但非必需之行為）；惟交付貨物之全部或一部份時，須收取相當金額，且其金額須與發票上所開列之貨價，或與所擔保之票據所載金額成合理之比例。

Article 12. If deemed appropriate by the Bank, the acceptor of a draft, or other representative, the Bank is hereby authorized （but is not obligated） to deliver the goods in multiple shipments to any other person, at any time prior to the draft maturity date. But in the event that all of the goods or a portion thereof are delivered, an equivalent amount must be collected, and the amount must be in reasonable proportion to either the price indicated on the invoice or the amount indicated on the draft as the collateral.

第十三條 茲再授權　貴行之任何經理人，或代理人，或匯票與／或單據現在持有人，於匯票提示而被承兌人拒絕承兌或於匯票到期被付款人拒絕支付，立約人拋棄作成拒絕證書之要求，對於上述拒絕承兌或支付，或在票據到期前，付款人或承兌人停止支付，宣告破產，或採取清理步驟時，不論匯票是否已經承兌人附有條件承兌，　貴行均得將該匯票與／或單據擔保物之全部，或一部份，按照　貴行，或票據持有人，認為適當之方法，將其變賣，並將所得價款，扣除通常手續費用，及佣金外，以之支付該票款及其匯費，倘有餘額，得由　貴行或票據持有人，以之清償立約人之其他票據（不論其有無擔保），或對　貴行之欠缺，或對貴行負有結算責任之其他方面欠款。凡遇保險貨物發生毀損或滅失，立約人授權　貴行，得依照保險單取償，並扣除手續費用，與處分變賣其他貨物情形同，將其所剩餘額按照上條所開辦法加以處理。

Article 13. If the presented draft is rejected by the acceptor or the payer refuses to make payment upon the maturity date, the Customer waives its right to issue a certificate of protest, or, the payer or acceptor stops disbursement prior to the maturity date, declares bankruptcy, or undertakes liquidation measures, then any manager or representative of the Bank, or the current holder of the aforementioned bill of exchange and/or documents, is hereby duly authorized to sell all or a part of the collateral by a method deemed appropriate by the Bank or draft holder, irrespective of whether the draft has been conditionally accepted by the Acceptor. The aforementioned agent may further use these proceeds to repay the draft and its wiring fees after deducting relevant charges and commission fees. If a balance remains, the Bank or draft holder may use the amount to repay other drafts of the Customer （irrespective of whether there is collateral）, or any amount owed to the Bank or any other unsettled amount with the Bank. In the event that the insured goods incur damage or loss, the Customer authorizes the Bank to collect the insurance compensation and process the balance, after deduction of administrative fees, in similar fashion to the selling of goods, in accordance with the above provision.

第十四條 如貨物變賣所得價款淨額不足以償付上開押匯／貼現金額（包括當時匯兌市價折合之損耗），茲授權　貴行或　貴行之任何經理人、代理人、或匯票與／或單據持有人，對於不足之數，得向立約人發出匯票取償，但不影響該不足之數向其他背書人之追索權。茲同意，凡　貴行或匯票與／或單據持有人，所出之帳單，即為變賣貨物，已經受有損失之憑證，立約人於該項匯票提示後，當即如數照付。

Article 14. If the net proceeds from sale of the goods are insufficient to repay the above negotiation/discount amount （including the loss incurred through exchange rate settlement）, the Bank, or any manager or representative thereof, or the current holder of the draft and/or documents, may issue another draft for collection of any insufficiency, provided that the claim for such insufficiency to other endorsers will not be affected. The Customer hereby agrees the bill issued by the Bank or the holder of the draft and/or relevant documents shall be the certificate of the loss as a result of selling of goods. The Customer shall repay in full upon presentation of that draft.

第十五條 不論變賣貨物之情事將否發生，茲授權　貴行，或　貴行之任何經理人、代理人、或票據持有人，均得於匯票到期之前，接受付款人或承兌人付款之要求，並於付款後將提單及其他貨運單據等，交與付款人或承兌人，倘　貴行或票據持有人准其提前支付時，並得按照票據支付地之通常利率，計算回扣。

Article 15. Notwithstanding any sale of goods, the Customer hereby authorizes the Bank, any manager or representative of the Bank, or the holder of the draft, before the draft maturity date, to accept the request by the payer or the acceptor to deliver to the payer or the acceptor the bill-of-lading or other relevant documents after receipt of payment. If the Bank or the holder of the draft allows payment before the draft maturity date, the relevant discount shall be calculated according to normal rate at place of payment.

第十六條 倘係承兌後交付貨運單據之匯票，立約人授權　貴行，將附隨該匯票作為擔保品之貨運單據，於承兌人承兌該匯票後，交與承兌人。在此情形之下，倘因該匯票到期而承兌人不予付款，則凡因此而發生之結果，均由立約人負其責任。立約人當將該匯票所欠之全部款項，或一部份款項，及因此而增加之匯費及手續費，如數償還　貴行。並擔保　貴行不因此而受任何損害。

Article 16. In the circumstance of document against acceptance bill, the Customer authorizes the Bank to deliver the bill-of-lading or relevant document which is attached to the draft as collateral to the acceptor after the acceptance. Under such instance, if the draft is due and the acceptor refuses to pay the amount due, the Customer is responsible for any and all losses and damages resulting therefrom. The Customer shall compensate the Bank for all or part of the amount shown on the draft or any additional exchange and processing fees. The Customer shall also further indemnify the Bank for any loss or damage therefrom.

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第十七條 對信用狀項下有關作業、責任、義務，立約人同意依現行國際商會所頒訂之「信用狀統一慣例」及貿易條件解釋之國際規則所訂各項條款為本契約內容之一部份並受其拘束。

Article 17. With respect to the operation, responsibilities, or obligations under the letter of credit, the Customer agrees that the Uniform Customs and Practice for Documentary Credits set forth by the International Chamber of Commerce, and the INCOTEREMS shall be incorporated therein as an integral part thereof. The Customer agrees to be bound by those terms.

買入外幣票據契約（Agreement for Purchase of Foreign Currency Bills）：

第一條 買入外幣票據額度，依立約人與 貴行約定之額度。

Article 1. The amount of purchasing of foreign currency bills shall be limited to the amount agreed between the Customer and the Bank.

第二條 立約人申請　貴行買入之外幣票據，絕無偽造、變造或其他瑕疵等，倘事後經證實有上述情事，致使　貴行蒙受損失時，願負全部賠償責任。

Article 2. There are no forgery, alteration, or other defects in the Customer’s application to the Bank for the purchase of foreign currency bills. If the Bank thereafter incurs loss or damage as a result of the above, the Customer shall bear full responsibility.

第三條 立約人申請　貴行買入之外幣票據，經　貴行交付遞送後，如因非可歸責於銀行（包括國外代理銀行）之事由而遺失或毀損時，立約人願立即償還票款或另行提供相當之外幣票據與　貴行，絕不使　貴行因此而發生損失。

Article 3. If the Customer applies to the Bank for the purchase of a foreign currency bill, and the bill is lost or destroyed after delivery from the Bank as a result of any reason not attributable to the Bank （including the foreign agent bank）, the Customer shall immediately repay the bill amount or provide the Bank with another foreign currency bill of comparable amount, and shall not cause the Bank to incur any loss or damage.

第四條 貴行買入之外幣票據，因故不能兌現而遭退票時，除以書面委託並經　貴行同意者外，　貴行無代為作成拒絕證書及採取其他法定保全票據權利之任何手續之義務。

Article 4. If any purchased foreign currency bill is dishonored and therefore rejected, the Bank has no obligation to process a certificate of protest or undertake any other measures to secure the legal rights against the bill, unless otherwise delegated through written request and approved by the Bank.

第五條 貴行得自由選定任何通匯銀行為代收銀行，立約人縱已指定代收銀行，　貴行亦得自由變更之。

Article 5. The Bank may select at its sole discretion any corresponding bank to act as the collecting bank. Notwithstanding that the Customer has requested the appointment of a collecting bank, the Bank may nevertheless freely change its appointment.

第六條 貴行買入之外幣票據，　貴行為防止遺失、保全債權或為依循銀行慣例，得在票據或其背面上，為任何文字或符號之記載，此項記載於票據退票時，　貴行亦無回復原狀之義務，得將載有該文字或符號之狀態退還立約人。

Article 6. For the purpose of loss prevention, securing its creditor’s rights, or adhering to the banking practice, the Bank may inscribe any words or symbols on the front or back of any purchased foreign currency bill. If the inscribed bill is rejected, the Bank has no obligation to return the bill to its original form, and may return it in marked form to the Customer.

第七條 貴行買入之外幣票據，其應繳納之利息，按撥款日與　貴行所約定之利率，自撥款日起酌加票據託收進帳期間計算利息並預扣之，其手續費、郵電費、查詢費等有關費用按　貴行規定費率計付並按實際發生數補繳差額。

Article 7. The interest payable on foreign currency bills purchased by the Bank shall be calculated by using the Bank’s specified rate of interest on the date of disbursement, beginning on the date of disbursement and plus, at the Bank’s discretion, any interest applicable during the accounting period for the collected bill and deducted in advance. The service charge, postage and telephone fees, and research fees shall be calculated and disbursed by using the Bank’s specified rate, and any insufficiency shall be supplemented.

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第八條 貴行買入之外幣票據倘發生退票或糾葛者，不論其理由如何，致　貴行無法收妥票款或票款進帳後遭扣回。經　貴行通知願立即清償票款，並按還款當日　貴行外匯授信利率補繳利息及各 項費用，如有遲延未能立即償還本息時，除按上述利率計付遲延利息外，並按票款金額自應還款日起計付違約金。

Article 8. If the Bank cannot collect the amount on its foreign currency bill or the amount is withdrawn after credited into account due to rejection or dispute, irrespective of the reason, the Customer shall immediately repay the bill amount upon receiving notice from the Bank. The Customer shall further pay interest, calculated by using the foreign exchange credit line rate of interest on the date of the repayment, and any and all other fees. If the Customer delays or fails to make repayment, the Customer shall, in addition to paying default interest calculated by using the aforementioned rate of interest, pay breach penalties, calculated by using the amount of the bill and beginning the supposed date of repayment.

第九條 立約人願意遵守現行國際商會所訂之「託收統一規則」（Uniform Rules for Collection-ICC Publication）各條款及主管機關有關之規定。

Article 9. The Customer agrees to abide by the provisions of the “Uniform Rules for Collection—ICC Publication” published by the International Chamber of Commerce, and further agrees to abide by the regulations set forth by the competent authority.

外銷貸款契約（Export Loan Agreement）：

第一條 本借款額度：以立約人與 貴行約定之額度為限，用途以支應出口所必要之週轉資金為限，立約人不得流用於其他用途，　貴行得隨時查核，立約人不得拒絕。

Article 1. The amount under this facility is limited to the amount agreed between the Customer and the Bank. The use of the proceeds is limited to payment of export financing and the Customer shall not use the proceeds for any other purpose. The Bank may make proper inspection at any time and the Customer shall not object thereto.

第二條 借款期間自立約日起至約定之日止，並由立約人出具動撥確認書及出口信用狀或出口託收等出口相關憑辦文件申請循環動用，每筆借款期限最長不得超過約定天數，除非經　貴行要求，無需重新簽訂本契約。

Article 2. The term of this facility shall begin on the date hereof and end on the agreed date. To apply for the revolving drawdown, the Customer shall submit the drawdown confirmation, export letter of credit export collection or other export related documents or materials. The maximum period for each loan shall not exceed the agreed number of days. Unless otherwise requested by the Bank, this agreement need not be re-executed.

第三條 本借款利息依照動撥確認書或其他相關文件或約定所載利率計付。

Article 3. The interest payable for each loan will be calculated according to the interest rate shown on the drawdown confirmation or other related document or agreement.

第四條 立約人未依規定期限清償時，自延滯日起改按　貴行基準利率加碼年息四％計付利息，如貴行調整利率時，願自調整日起改按　貴行新訂之基準利率加碼年息四％調整之，並給付違約金。

Article 4. If the Customer fails to repay prior to the maturity date, the Customer shall pay interest accrued from the date of the default calculated by using the Bank’s Base Rate plus 4% per annum. If the Bank adjusts its interest, the Customer shall pay the interest accrued from the date of that adjustment calculated together with any and all penalties, which interest shall be calculated by using the Bank’s new annual Base Rate plus 4% per annum.

第五條 立約人所有委託　貴行辦理出口結匯或出口託收之外銷所得外匯，願不可撤銷地全權委由　貴行於押匯日或託收款、匯入匯款、光票託收款入帳通知日逕行用以償還借款本息。為確保本借款還款資金來源，立約人前述出口押匯、出口託收或匯入匯款等，均應於　貴行承作。

Article 5. If the Customer delegates the Bank to handle export foreign exchange settlement or export collection, any foreign exchange received there from shall be irrevocably delegated to the Bank for repayment of the loan on the negotiation date or the book-entry notification date of the collected funds, remitted funds, or collected amount under clean bills. The Customer shall conduct the aforementioned export negotiation, export collection, or remitted funds with the Bank in order to secure the source of the loan repayment.

第六條 本契約項下立約人所提供之票據、訂單、信用狀等，如於該筆借款到期日前已收妥款項，立約人及保證人同意　貴行得逕行提前充償該筆借款。

Article 6. If the negotiable instruments, purchase orders, letters of credit, and other such documents provided by the Customer pursuant to a provision hereunder have had its payment collected in full prior to the applicable maturity dates, the Customer and guarantor agree that the Bank may prematurely set off the corresponding loan.

第七條 立約人如向　貴行辦理出口押匯而遭國外拒付，或出口託收到期不獲付款，或有其他國外買主未依約付款情形時，借款人及保證人願無條件立即清償。

Article 7. If the Customer applies to the Bank for export negotiation and the payment was refused abroad, or funds under export collection are not collected at maturity date, or other instances where the foreign buyers fail to pay according to the agreement, the Customer and guarantor shall repay immediately and unconditionally.

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庚：個人資料保護法告知事項 （G:Notification of Personal Protection Information）

由於個人資料之蒐集，涉及立約人的隱私權益，　貴行向立約人蒐集個人資料時，依據個人資料保護法（以下稱個資法）第八條第一項（如為間接蒐集之個人資料則為第九條第一項）規定，應明確告知立約人下列事項：

Considering confidentiality of the collection of the Customer’s personal information, according to Article 8, paragraph 1 of the Personal Information Protection Act of TAIWAN （hereinafter referred to as the “PIPA”） （ if indirectly collect according to Article 9, paragraph 1 of the PIPA）, the Bank shall clearly inform the Customer following issues:

第一條 有關　貴行蒐集立約人個人資料之目的、個人資料類別及個人資料利用之期間、地區、對象及方式等內容，請詳閱如下表：

Article 1. With regard to the Customer’s personal information to be collected by the Bank, please refer to the Annex for detail purpose of collection, classification of personal information and period, areas, parties and way of the use of the Customer’s personal information.

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Description of Specific Purpose for Collection	Specific Purpose and Code of Business	022 Foreign exchange business/ 067 Credit card, cash card, debit card or electronic stored value card business/ 082 Overall management of depositing and borrowing operation of deposit accounts and loan accounts/ 088 Loan approval and credit extension business/ 106 Credit extension business/ 111 Finance bills business/ 126 Creditor’s rights discounting and acquisition business/ 154 Credit investigation/ 181 Other business registered as scope of business or prescribed in the Articles of Incorporation
	Specific Purpose and Code in Common	040 Marketing/ 059 Financial collect, process and use the information according to the laws and regulatory requirements/ 060 Financial dispute resolution/ 063 Collection, processing and utilization of personal information made by a non-government agency in respect of its statutory obligation/ 069 Affairs in relation to the management of contracts, quasi-contracts, or other legal relationships/ 090 Consumer, customer management and service/ 091 Consumer protection/ 098 Commercial and technical information/ 104 Account management and creditor’s right trading business/ 136 Information （communication） and database management/ 137 Information and communication security and management/ 157 Investigation, statistics and research analysis/ 182 Other consulting and advisory services
Classification of the personal information collected		Name, I.D. card number, gender, date of birth, contact information, account information, transaction information and other information detailed in the relevant applications, agreements, contract, or from the business, accounts or services provided to the Customer or from third parties. （e.g., the Joint Credit Information Center）
Period of using the personal information

（1） Within time period of specific purpose.

（2） Retention period in accordance with the relevant laws/regulations （such as Business Entity Accounting Act etc.）or in line with business needs or individual contracts.（ the longer period to be applied）.

Area of using the personal information		The location of the parties indicated in the column of “Parties of using the personal information”.
Parties of using the personal information

（1） The Bank （including the service provider engaged with the Bank）

（2） The institution using the information in compliance with regulations （such as the parent company of the Bank or the financial holdings the Bank belonging to）

（3） The institutions in relation to relevant business （such as correspondent banks, Joint Credit Information Center, National Credit Card Center of R.O.C., The Taiwan Clearing House, Financial Information Service Co., Ltd., credit guarantee institutions, credit card international organizations, credit card acquirers, engaged stores, Taiwan Depository and Clearing Corporation, Small and Medium Business Credit Guarantee Fund, The Overseas Chinese Credit Guarantee Fund, any assignee （potential assignee） of Bank’s loan, participant （potential participant） of Bank’s loan, or any other Bank’s authorized agents

（4） Legally investigation authority or financial supervisory authority

（5） Parties agreed by the Customer （such as the Bank’s jointly marking or Customer information sharing companies, the Bank’s business cooperative units）

Ways of using the personal information		By way of automatic or non-automatic measures that is compliance with personal information protection relevant regulations.

第二條 依據個資法第三條規定，立約人就　貴行保有立約人之個人資料得行使下列權利：

（一） 除有個資法第十條所規定之例外情形外，得向　貴行查詢、請求閱覽或請求製給複製本，惟　貴行依個資法第十四條規定得酌收必要成本費用。

（二） 得向　貴行請求補充或更正，惟依個資法施行細則第十九條規定，立約人應適當釋明其原因及事實。

（三） 　貴行如有違反個資法規定蒐集、處理或利用立約人之個人資料，依個資法第十一條第四項規定，立約人得向　貴行請求停止蒐集。

（四） 依個資法第十一條第二項規定，個人資料正確性有爭議者，得向　貴行請求停止處理或利用立約人之個人資料。惟依該項但書規定，　貴行因執行業務所必須並註明其爭議或經立約人書面同意者，不在此限。

（五） 依個資法第十一條第三項規定，個人資料蒐集之特定目的消失或期限屆滿時，得向　貴行請求刪除、停止處理或利用立約人之個人資料。惟依該項但書規定，　貴行因執行業務所必須或經立約人書面同意者，不在此限。

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Article 2. According to Article 3 of the PIPA, the Customer may exercise the following rights with respect to the Customer’s personal information collected by the Bank:

（a） Save in the exceptional circumstances as provided in Article 10 of the PIPA, the Customer may inquire and request for a review or make duplications of the Customer’s personal information. However, the Bank may charge necessary handling fee in terms of Article 14 of the PIPA.

（b） The Customer may request to supplement or correct the Customer’s personal information. However, according to Article 19 of the Enforcement Rules of the PIPA, the Customer shall give an appropriate statement of the reasons and facts for such request.

（c） According to Article 11, paragraph 4 of the PIPA, the Customer may request the Bank to discontinue collection, processing or use of the Customer’s personal information where a violation of this Act occurred during collecting, processing or using the Customer’s personal information.

（d） According to Article 11, paragraph 2 of the PIPA, the Customer may request the Bank to discontinue processing or using the Customer’s personal information in the event of a dispute regarding the accuracy of personal information. However, the preceding sentence may not be applicable when it is necessary for the performance of an official duty or fulfillment of a legal obligation and has been recorded, or when it is agreed by the Customer in writing.

（e） According to Article 11, paragraph 3 of the PIPA, the Customer may request the Bank to delete, discontinue processing or using the Customer’s personal information when the specific purpose no longer exists or time period expires. However, the preceding sentence may not be applicable when it is necessary for the performance of an official duty or fulfillment of a legal obligation, or when it is agreed by the Customer in writing.

第三條 立約人如欲行使上述個資法第三條規定之各項權利，有關如何行使之方式，得向　貴行客服（0800-024-365）詢問。

Article 3. If the Customer wish to exercise the various rights as provided in the aforesaid Article 3 of the PIPA, the Customer may make inquiry to the Bank’s Customer Service Department （0800-024-365） about the methods to exercise such rights.

第四條 立約人得自由選擇是否提供相關個人資料及類別，惟立約人所拒絕提供之個人資料及類別，如果是辦理業務審核或作業所需之資料，　貴行可能無法進行必要之業務審核或作業而無法提供立約人相關服務或無法提供較佳之服務，敬請見諒。

Article 4. The Customer may decide whether or not to provide the related classifications of Customer’s personal information. However, the Bank may not be able to proceed with the necessary business review or operation for providing the relevant service （or better service） to the Customer if the Customer decide not to provide the information.

第五條 立約人提供予　貴行之資料若包含立約人以外第三人（例如公司之股東、董監事或經理人等）之個人資料時，立約人應以適當方式使該第三人知悉本告知事項。

Article 5. In the event that the information the Customer has provided to the Bank includes the personal information of a third party, the Customer shall let the third party to know through appropriate means that his/her personal information would be provided to the Bank within the scope of this Notification.

其他契約（Other agreements）：

此 致

中國信託商業銀行股份有限公司 台照

To: CTBC Bank Co., Ltd.

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